UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. ___ )

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☐ Preliminary Proxy Statement
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☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Sun Capital Advisers Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sun Capital Advisers Trust

SCSM Ibbotson Balanced Fund
SCSM Ibbotson Growth Fund
SCSM Ibbotson Conservative Fund
SCSM Ibbotson Tactical Opportunities Fund
SCSM AllianceBernstein International Value Fund
SCSM Columbia Small Cap Value Fund
SCSM Davis Venture Value Fund
SCSM Goldman Sachs Mid Cap Value Fund
SCSM Invesco Small Cap Growth Fund
SCSM Lord Abbett Growth & Income Fund
SCSM WMC Blue Chip Mid Cap Fund
SCSM WMC Large Cap Growth Fund
Sun Capital Investment Grade Bond Fund®
Sun Capital Money Market Fund®
SCSM BlackRock Inflation Protected Bond Fund
SCSM BlackRock Large Cap Index Fund
SCSM BlackRock Small Cap Index Fund
SCSM BlackRock International Index Fund
SCSM Goldman Sachs Short Duration Fund
SCSM PIMCO High Yield Fund
SCSM PIMCO Total Return Fund
Sun Capital Global Real Estate Fund

Sun Life Assurance Company of Canada (U.S.)
Sun Life Insurance and Annuity Company of New York
One Sun Life Executive Park
Wellesley, MA 02481

March 9, 2011
Dear Variable Contract Owner:

You are an owner of a variable annuity contract or variable life insurance policy (the “variable contract”) issued by either Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”). Shares of one or more of the funds listed above (each, a “Fund” and collectively, the “Funds”) of the Sun Capital Advisers Trust (the “Trust”) have been purchased under your contract by either Sun Life (U.S.) or Sun Life (N.Y.) through one or more of their respective separate accounts (the “Accounts”) to support contract values or fund benefits payable under your variable contract. Sun Life (U.S.) or Sun Life (N.Y.) is the record owner of Fund shares held by the Account through which your contract was issued.

On April 20, 2011, there will be Special Meetings of each of the Funds to consider the election of Trustees and, for the Sun Capital Global Real Estate Fund (“Global Real Estate Fund”) only, to consider the approval of a subadvisory agreement.

As record owners of each Fund, Sun Life (U.S.) and Sun Life (N.Y.) have been asked to elect seven individuals as members of the Trust’s Board of Trustees, four of whom are incumbents (including the undersigned, who was not previously elected by shareholders), and three of whom would be new members of the Board.

In addition, as record owners of the Global Real Estate Fund, Sun Life (U.S.) and Sun Life (N.Y.) have been asked to approve a subadvisory agreement for the Global Real Estate Fund.

The Funds’ only shareholders of record are: (i) the Accounts; (ii) Sun Life Assurance Company of Canada (which purchased shares at the inception of certain Funds to provide seed money for those Funds); and (iii) certain “funds of funds” advised by Sun Capital Advisers LLC (“Sun Capital”) and subadvised by a third party subadviser, which “funds of funds” are owned exclusively by the Accounts.

As you may know, your variable contract gives you the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) on how to vote the Fund shares supporting your contract at any meeting of that Fund’s shareholders at which shareholders are being asked to vote on any matter. WE ARE WRITING TO YOU TO ASK THAT YOU PROVIDE YOUR VOTING INSTRUCTIONS BY ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM(S) SO THAT SUN LIFE (U.S.) OR SUN LIFE (N.Y.) MAY VOTE ON YOUR BEHALF AT THE MEETING OF SHAREHOLDERS OF THE FUND OR FUNDS IN WHICH YOUR VARIABLE CONTRACT VALUES ARE INVESTED.

The Board of Trustees recommends that those owners of variable contracts with contract values allocated to any Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote FOR the election of each nominee to serve on the Board of Trustees of the Trust.  The Board of Trustees also recommends that those owners of variable contracts with contract values allocated to the Global Real Estate Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote FOR the approval of the subadvisory agreement.  YOUR VOTE IS IMPORTANT. PLEASE TAKE A MOMENT NOW TO PROVIDE YOUR VOTING INSTRUCTIONS BY ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM(S).  TO BE COUNTED, YOUR INSTRUCTIONS MUST BE RECEIVED NO LATER THAN 5:00 P.M. ON April 19, 2011.  For more information, please call Sun Capital at 1-800-432-1102 x3330.

   /s/ John T. Donnelly
John T. Donnelly
President
Sun Capital Advisers Trust

Sun Capital Advisers Trust

SCSM Ibbotson Balanced Fund
SCSM Ibbotson Growth Fund
SCSM Ibbotson Conservative Fund
SCSM Ibbotson Tactical Opportunities Fund
SCSM AllianceBernstein International Value Fund
SCSM Columbia Small Cap Value Fund
SCSM Davis Venture Value Fund
SCSM Goldman Sachs Mid Cap Value Fund
SCSM Invesco Small Cap Growth Fund
SCSM Lord Abbett Growth & Income Fund
SCSM WMC Blue Chip Mid Cap Fund
SCSM WMC Large Cap Growth Fund
Sun Capital Investment Grade Bond Fund®
Sun Capital Money Market Fund®
SCSM BlackRock Inflation Protected Bond Fund
SCSM BlackRock Large Cap Index Fund
SCSM BlackRock Small Cap Index Fund
SCSM BlackRock International Index Fund
SCSM Goldman Sachs Short Duration Fund
SCSM PIMCO High Yield Fund
SCSM PIMCO Total Return Fund
Sun Capital Global Real Estate Fund

One Sun Life Executive Park
Wellesley, MA 02481
1-800-432-1102 x3330

____________________________________________

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
To Be Held April 20, 2011
____________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings:
The Proxy Statement (including a proxy card or voting instruction form) is available at
www.proxy-direct.com/sca22387.

NOTICE IS HEREBY GIVEN of Special Meetings of the shareholders of Sun Capital Advisers Trust (the “Trust”).  The Special Meetings will be held at One Sun Life Executive Park, Wellesley, Massachusetts 02481, on April 20, 2011, at 10:00 a.m. (E.T.), for the following purposes:

(1)	WITH RESPECT TO THE TRUST (ALL FUNDS), to elect the Trust’s Board of Trustees;

(2)	WITH RESPECT TO SUN CAPITAL GLOBAL REAL ESTATE FUND (THE “GLOBAL REAL ESTATE FUND”), to approve a subadvisory agreement; and

(3)	To transact such other business as may properly come before the Special Meetings and any adjournments thereof.

To the owners of variable annuity contracts or variable life insurance policies (“variable contracts”) issued by Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) entitled to give voting instructions in connection with a separate account of Sun Life (U.S.) or Sun Life (N.Y.).

The only shareholders of the Funds are: (i) certain separate accounts of Sun Life (U.S.) and Sun Life (N.Y.) supporting variable contracts issued by Sun Life (U.S.) or Sun Life (N.Y.), (ii) Sun Life Assurance Company of Canada (“SLOC”), and (iii) certain “funds of funds” advised by Sun Capital Advisers LLC (“Sun Capital”) and subadvised by a third party subadviser, which “funds of funds” are owned exclusively by the Accounts.  With respect to shares of the Funds that are held by Sun Life (U.S.) and Sun Life (N.Y.) and attributable to variable contracts having contract values allocated to separate accounts invested in such shares, Sun Life (U.S.) and Sun Life (N.Y.) hereby solicit, and agree to vote shares of the Funds at the Special Meetings in accordance with, timely instructions received from the owners of those variable contracts.  SLOC holds shares of certain Funds as a result of investing seed capital in those Funds at their inception.  SLOC will vote its shares of the Funds in proportion to those for which Sun Life (U.S.) and Sun Life (N.Y.) together receive timely instructions from persons entitled to give voting instructions.  Likewise, Sun Capital will cause the relevant “funds of funds” advised by it to vote their shares of the Funds in the same proportions as the votes of other shareholders of the Funds.  With respect to any Funds whose shares are held exclusively by the “funds of funds,” Sun Capital will cause the “funds of funds” to vote such shares in the same proportions as the “funds of funds” shares are voted in accordance with timely instructions received by Sun Life (U.S.) and Sun Life (N.Y.).

As a variable contract owner of record at the close of business on February 14, 2011, you have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to the manner in which shares of a Fund attributable to your variable contract should be voted.  To assist you in giving your instructions, a Voting Instruction Form is enclosed. In addition, a Proxy Statement for the Funds is attached to this Notice and describes the matters to be voted upon at the Special Meetings or any adjournment(s) thereof.

The Board of Trustees (the “Board”) of the Trust, including the Trustees who are not “interested” (as defined in the Investment Company Act of 1940, as amended) persons of the Trust, unanimously recommends that (i) the owners of variable contracts funded by investments in the Funds instruct Sun Life (U.S.) and Sun Life (N.Y.) to vote “FOR” the election of the nominees; and (ii) the owners of variable contracts funded by investments in the Global Real Estate Fund instruct Sun Life (U.S.) and Sun Life (N.Y.) to vote “FOR” the approval of the subadvisory contract.

Directions to attend the Special Meetings where you may provide voting instructions in person may be obtained by calling Sun Capital at 1-800-432-1102 x3330.

Your vote is important. Whether or not you expect to attend the Special Meetings, please follow the steps on the enclosed Voting Instruction Form(s) to provide voting instructions by telephone, through the Internet, or by mail.  To be counted, your voting instructions must be received no later than 5:00 p.m. on April 19, 2011.

By order of the Board of Trustees

    /s/ Maura A. Murphy, Esq.
Maura A. Murphy, Esq.
Secretary

Wellesley, Massachusetts
March 9, 2011

Sun Capital Advisers Trust
One Sun Life Executive Park
Wellesley Hills, MA  02481

___________________

PROXY STATEMENT
___________________

SPECIAL MEETINGS OF SHAREHOLDERS
To Be Held April 20, 2011

INTRODUCTION

This Proxy Statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board”) of Sun Capital Advisers Trust (the “Trust”) (i) by the Trust to shareholders of record of the Funds listed below; and (ii) by Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) to owners (“Owners”) of certain variable annuity contracts and variable life insurance policies (“variable contracts”) issued by Sun Life (U.S.) or Sun Life (N.Y.) and having contract values on the record date allocated to a separate account of Sun Life (U.S.) or Sun Life (N.Y.) invested in a series of shares of the Trust, representing an interest in one or more of the funds of the Trust (each, a “Fund” and collectively, the “Funds”).

This Proxy Statement is being furnished in connection with the solicitation of proxies from record shareholders and of voting instructions from Owners, in each case, for use at the special meetings of shareholders of the Funds (each, a “Meeting and collectively, the “Meetings”).  The Meetings are to be held on April 20, 2011 at 10:00 a.m. (E.T.) at the offices of the Trust at One Sun Life Executive Park, Wellesley, Massachusetts 02481, for the purposes set forth below and in the accompanying Notice of Special Meetings of Shareholders. Shareholders of each Fund will meet and vote at the Fund’s Meeting as to the proposal(s) applicable to such Fund.  The approximate mailing date of this Proxy Statement and the Voting Instruction Form(s) is March 9, 2011.

At the Meetings, shareholders of the Funds will be asked:

1.	To elect the Trust’s Board of Trustees (Shareholders of all Funds are entitled to vote on this proposal);

2.
To approve a subadvisory agreement for the Sun Capital Global Real Estate Fund (the “Global Real Estate Fund”) (Only shareholders of the Global Real Estate Fund are entitled to vote on this proposal); and

3.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Trust is an open-end, management investment company issuing twenty-two series of shares, each series representing a fractional undivided interest in a particular investment portfolio, each of which has a different investment objective and different investment policies.

On or about the time this proxy statement is mailed, each record shareholder of the Trust and each Owner will have received the Trust’s annual report to shareholders, dated as of December 31, 2010.  Additional copies of this report and the Trust’s most recent semi-annual report, dated as of June 30, 2010, are also available without charge by calling Sun Capital at 1-800-432-1102 x3330 or writing to the Secretary of the Trust at One Sun Life Executive Park, Sun Code 2335, Wellesley, Massachusetts 02481.

The following table identifies the two proposals set forth in this Proxy Statement and indicates which Funds are affected by each proposal and which Fund’s shareholders are solicited with respect to that proposal.

Proposal	Fund(s)
Proposal 1 – To Elect the Board of Trustees	All Funds
Proposal 2 – To Approve a Subadvisory Agreement	Global Real Estate Fund
GENERAL VOTING INFORMATION

This Proxy Statement is being furnished on behalf of the Board of the Trust in connection with the solicitation (i) of proxies from record shareholders of each Fund; and (ii) by Sun Life (U.S.) and Sun Life (N.Y.) of voting instructions from Owners indirectly invested in each Fund, in each case, in connection with the Meetings to be held on April 20, 2011.  The Trust’s Board has called the Meetings to consider the matters indicated on the cover page of this Proxy Statement.

The only record shareholders of the Funds are (i) certain separate accounts (the “Accounts”) of Sun Life (U.S.) and Sun Life (N.Y.), (ii) Sun Life Assurance Company of Canada (“SLOC”), and (iii) certain “funds of funds” advised by Sun Capital Advisers LLC (“Sun Capital”) and subadvised by a third party subadviser. Each of Sun Life (U.S.), Sun Life (N.Y.) and SLOC is an insurance company subsidiary of Sun Life Financial Inc., a publicly traded company with common shares listed on the New York, Toronto and Philippine stock exchanges.

At the meetings, Sun Life (U.S.) and Sun Life (N.Y.) will vote each Fund’s shares attributable to the variable contracts funded through the Accounts  in accordance with instructions timely received from the Owners of such variable contracts.  Owners have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to the voting of that number of shares (and fractional shares) of each Fund attributable to their variable contracts on the record date.  Sun Life (U.S.) and Sun Life (N.Y.) will vote shares attributable to variable contracts as to which no voting instructions are received in the same proportions as those for which instructions are timely received.  If a Voting Instruction Form is received that does not specify a choice, Sun Life (U.S.) or Sun Life (N.Y.) will consider its timely receipt as an instruction to vote in favor of the proposal to which it relates.  In certain circumstances, Sun Life (U.S.) and Sun Life (N.Y.) have the right to disregard voting instructions from certain Owners.  Sun Life (U.S.) and Sun Life (N.Y.) do not believe that these circumstances exist with respect to matters currently before each Fund’s shareholders. Owners may revoke previously submitted voting instructions given to Sun Life (U.S.) or Sun Life (N.Y.) at any time prior to the Meetings by notifying the Secretary of the Trust in writing at One Sun Life Executive Park, Sun Code 2335, Wellesley, Massachusetts 02481.

SLOC holds shares of certain Funds as a result of investing seed capital in those Funds at their inception.  SLOC will vote its shares of the Funds in the same proportions as those for which Sun Life (U.S.) and Sun Life (N.Y.) together receive timely instructions from persons entitled to give voting instructions.  Likewise, Sun Capital will cause the relevant “funds of funds” advised by it to vote their shares of the Funds in the same proportions as the votes of other shareholders of the Funds.  With respect to any Funds whose shares are held exclusively by the “funds of funds,” Sun Capital will cause the “funds of funds” to vote such shares in the same proportions as the “funds of funds” shares are voted in accordance with timely instructions received by Sun Life (U.S.) and Sun Life (N.Y.).  Record shareholders may revoke previously executed proxies at any time prior to the meeting by notifying the Secretary of the Trust in writing at One Sun Life Executive Park, Sun Code 2335, Wellesley MA  02481.

With respect to each proposal, neither the Securities and Exchange Commission (the “Commission”) nor Sun Life (U.S.) or Sun Life (N.Y.) requires any specific minimum percentage of Owners to vote; therefore, the instructions of a small number of Owners could determine the outcome of the Shareholder vote on the proposal.

The Board of the Trust has fixed February 14, 2011 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of February 14, 2011 there were outstanding 962,400,557.006 shares representing an interest in the Trust, and each Fund had the number of shares outstanding listed in Table 1.

None of the Trustees or executive officers of the Trust beneficially owns, directly or indirectly, any shares of the Trust.  Based on information provided by Sun Life (U.S.) and Sun Life (N.Y.), there are no Owners, as of February 14, 2011, who have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to 5% or more of the Trust’s outstanding shares or of any Fund’s outstanding shares.  There are also no record shareholders that own more than 5% of the outstanding shares of any Fund of the Trust other than Sun Life (U.S.), Sun Life (N.Y.), and the “funds of funds” (SC Ibbotson Balanced Fund, SC Ibbotson Growth Fund and SC Ibbotson Conservative Fund).  Information about the record shareholders’ ownership of the Funds is set forth in Table 2.

Unless an Owner attends the Meeting to give voting instructions in person, Sun Life (U.S.) or Sun Life (N.Y.) must receive an Owner’s properly executed voting instruction form at PROXY TABULATOR, P.O. BOX 9043, SMITHTOWN, NY 11787, or telephone or internet instructions by 5:00 p.m. (E.T.) on April 19, 2011, in order for the Owner’s voting instructions to be considered present and to be voted.

Unless a record shareholder attends the meeting to vote in person, the Trust must receive a record shareholder’s properly executed proxy at PROXY TABULATOR, P.O. BOX 9043, SMITHTOWN, NY 11787 or telephone or internet instructions by 5:00 PM (E.T.) on April 19, 2011, in order for such record shareholder’s shares to be considered present and to be voted.

The Trust is a statutory trust that was organized under Delaware law on July 13, 1998, and is registered with the Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each share of beneficial interest is entitled to one vote.  Fractional shares are entitled to a proportionate fractional vote, which will be counted.

Approval of Proposal 1, the proposed election of the Board of the Trust, requires the affirmative vote of the holders of a plurality of the Trust’s outstanding shares at the close of business on the record date, provided that at least one-third of the outstanding shares of the Trust are present at the Meeting.  To achieve the required plurality, each Trustee nominee must receive more votes “FOR” election than any competing nominee for the same Board seat.  No competing nominee or slate of nominees has been nominated for consideration at the Meetings.  Accordingly, it is expected that the nominees identified in Proposal 1 will be elected.  All holders of the Trust’s Initial and Service Class shares of all Funds vote together as a single class with respect to Proposal 1.

Proposal 2, which is to be voted on only by the shareholders of the Global Real Estate Fund, requires the affirmative vote of a majority of the Fund’s outstanding voting securities.  The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of the vote of (i) 67% or more of the voting power of the voting securities of the Global Real Estate Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Global Real Estate Fund are present or represented by proxy or (ii) more than 50% of the voting power of the outstanding voting securities of the Global Real Estate Fund. All holders of the Global Real Estate Fund’s Initial and Service Class shares vote together as a single class with respect to Proposal 2.

Shares that receive a voting instruction to “withhold” for one or more Trustee nominees on Proposal 1 or “abstain” on Proposal 2 will be treated as shares that are present and entitled to vote for purposes of determining whether the number of shares that are present and entitled to vote with respect to each proposal represents a quorum, but will not be counted as votes for purposes of determining whether a Trustee nominee has been elected under Proposal 1 or whether Proposal 2 has passed.

Shareholders present at a Meeting may adjourn the Meeting for various reasons including the following: (i) fewer than one-third of the outstanding shares of the Trust or of the Global Real Estate Fund, as applicable, are present at the Meeting, (ii) insufficient votes are present for purposes of having a quorum with respect to a proposal, or (iii) insufficient votes are cast in favor of a proposal to approve the proposal. Adjourned Meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders or Owners.  Sun Life (U.S.) and Sun Life (N.Y.) will vote: (i) shares represented by instructions to vote in favor of a proposal, in favor of adjournment, (ii) shares represented by instructions to vote against a proposal, against an adjournment, (iii) shares represented by instructions to abstain on a proposal, abstaining on adjournment, and (iv) remaining shares, in favor or against adjournment or abstaining in proportion to the shares voted pursuant to instructions.  SLOC and the “funds of funds” advised by Sun Capital will vote their shares of the Funds in proportion to the voting of Sun Life (U.S.) and Sun Life (N.Y.) as described in (i) to (iv) above.

The Trust will bear the expenses of soliciting voting instructions with respect to all of the Meetings except for the Meeting of Global Real Estate Fund, and Sun Capital will bear the expenses of soliciting voting instructions with respect to the Meeting of  Global Real Estate Fund.  The solicitation of instructions will be made primarily by mail but may include (without cost to the Trust), telephone, telegraphic or oral communications by employees of Sun Capital or its affiliates.  This Proxy Statement and voting instruction form(s) were first mailed to Owners on or about March 9, 2011.

PROPOSAL 1
TO ELECT THE TRUST’S BOARD OF TRUSTEES

The Trust’s Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware.  The Board of the Trust appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board.

The Trust’s Board has proposed the following seven nominees to serve on the Board of the Trust, each to hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal:  Michael P. Castellano, Dawn-Marie Driscoll, William N. Searcy, Jr., Carol A. Kosel, Keith R. Fox, Scott M. Davis and John T. Donnelly.  Each of the nominees has consented to serve or continue to serve, as the case may be, as a Trustee.  Certain biographical and other information relating to the Trustee nominees is set forth in Exhibit A.  Five of the nominees would be “Independent Trustees,” meaning that they are not considered “interested persons” (within the meaning of that term under Section 2(a)(19) of the 1940 Act) of the Funds or their investment advisers, and two of the nominees would be “Interested Trustees,” meaning that they are considered “interested persons” due to their association with Sun Capital and its affiliates.  Messrs. Castellano and Searcy and Ms. Driscoll are Independent Trustee incumbents who were previously elected by shareholders.  Mr. Donnelly is an Interested Trustee incumbent who was not previously elected by shareholders.  Ms. Kosel and Messrs. Fox and Davis would be new members of the Board if elected.  On February 10, 2011 the members of the Trust’s Nominating and Governance Committee (described below), nominated the following persons to the Board to serve as Independent Trustees:  Michael P. Castellano, Dawn-Marie Driscoll, William N. Searcy, Jr., Carol A. Kosel and Keith R. Fox.  On February 11, 2011 the Board nominated these five Independent Trustee candidates and two Interested Trustee candidates, Scott M. Davis and John T. Donnelly, to serve as Trustees.

The Trust’s Board knows of no reason why any of these nominees will be unable to serve.  In the unanticipated event that any of these nominees should be unable to serve, the Board will propose a substitute nominee and the proxies received will be voted for such substitute nominee or nominees as may be appointed.

Reason for the Proposal

The Trust’s Board has proposed seven nominees to serve on the Board, thereby increasing the number of Trustees from four to seven.  In considering whether to nominate additional Trustees, the Nominating and Governance Committee and the Board noted that the size and complexity of the Trust have increased significantly since the Board last nominated Trustees for shareholder approval in 2007.  In considering Independent Trustee candidates, the Nominating and Governance Committee also noted that Mr. Castellano, the chair of the Board’s Audit Committee, is scheduled to retire at the end of 2013 in accordance with the Board’s retirement policy for Independent Trustees.

Section 16 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that no person shall serve as a director of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose.

Of the four current members of the Trust’s Board, three (Messrs. Castellano and Searcy and Ms. Driscoll) were elected by shareholders on June 25, 2007.  Mr. Donnelly was appointed to the Trust’s Board without a vote of shareholders to fill a vacancy on May 18, 2009, as permitted by Section 16 of the 1940 Act.  It is necessary to hold shareholder meetings for the purpose of electing Ms. Kosel and Messrs. Fox and Davis to the Board.  The Board has further considered it appropriate that all of the current members of the Board, even those previously elected by shareholders, stand for election by shareholders.

Incumbent Trustee Qualifications

The following provides an overview of the considerations that led the Board to conclude that each individual currently serving as a Trustee of the Trust should so serve.

The current members of the Board have joined the Board at different points in time since 1998.  Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to attend and actively participate in meetings, and to work effectively with the other members of the Board; and (iii) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s previous working relationship on the Board, combined with his or her substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In certain cases, additional considerations contributed to the Board’s conclusion that an individual should serve on the Board.  For example, the Board also considered, among other factors, the particular attributes described below with respect to the various individual Trustees:

Michael P. Castellano -- Mr. Castellano’s professional training and experience as Corporate Controller of two major financial services companies, his related accounting and financial expertise, and his experience as a director on other corporate boards.  In addition, Mr. Castellano has served as a Trustee of the Trust since 2005, has been the Trust’s designated “audit committee financial expert” since 2005, and has served as Audit Committee chair since 2006.

Dawn-Marie Driscoll -- Ms. Driscoll’s professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute, and her experience as a director of another substantial mutual fund complex.  In addition, Ms. Driscoll has served as a Trustee of the Trust since 2007, and as Nominating and Governance Committee chair since 2008.

William N. Searcy, Jr. -- Mr. Searcy’s experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions, and his experience as a director of another substantial mutual fund complex.  In addition, Mr. Searcy has served as a Trustee of the Trust since 1998, and as Independent Chairman since 2005.

John T. Donnelly -- Mr. Donnelly’s experience as a senior executive in various parts of Sun Life Financial, including Sun Capital, his knowledge of Sun Life Financial companies such as Sun Life (U.S.) and Sun Life (N.Y.), his former service as a portfolio manager of a Fund and his current service as President and Chief Executive Officer of the Trust and President of Sun Capital.  In addition, Mr. Donnelly has served as a Trustee of the Trust since 2009.

Qualifications of New Nominees to Board of Trustees

The following provides an overview of the considerations that led the Board to conclude that Mr. Fox, Ms. Kosel and Mr. Davis should be nominated to serve as a Trustee of the Trust.

The Trust’s Nominating and Governance Committee considered the Independent Trustee candidates and nominated Mr. Fox and Ms. Kosel and recommended each for nomination by the Board.  The Board then nominated Mr. Fox and Ms. Kosel as Independent Trustee candidates and Mr. Davis as an Interested Trustee candidate, each for election as Trustees by the Trust’s shareholders.  The nominations were based on personal interviews with the candidates, the candidates’ reputations in the business community, their resumes or curricula vitae, and, in certain cases, direct personal knowledge of the candidates.  The Board also considered, among other factors, the particular attributes described below with respect to the various individual nominees:

Keith R. Fox -- Mr. Fox’s experience as a professional investor and manager of private investment funds, which includes significant experience as a director or equivalent of both public and private operating companies and service on the audit committees of a number of those companies, and his experience as a director and audit committee chair of another substantial mutual fund complex since 1996.

Carol A. Kosel -- Ms. Kosel’s professional training and experience as a certified public accountant, her experience as head of fund administration and fund treasurer for another substantial mutual fund complex, her experience as a director of that mutual fund complex from 2008 to 2010 and her experience as a consultant to the directors of that mutual fund complex from 2005 to 2007.

Scott M. Davis -- Mr. Davis’s professional training and experience as an attorney, and his experience as a senior executive of Sun Life Financial, including his knowledge of Sun Life Financial companies such as Sun Life (U.S.) and Sun Life (N.Y.), and his current service as General Counsel for Sun Life Financial’s U.S. operations.

Security Ownership of Management

Shares of the Funds are offered exclusively through variable contracts and to other Funds. As a result, shares of the Funds cannot be purchased directly by individual investors, including the Trustees. As of February 14, 2011, the Trustees, Trustee nominees and executive officers of the Trust as a group owned none of the outstanding shares of beneficial interest in any of the Funds constituting series of the Trust as of such date.

Board Leadership Structure and Board and Committee Meetings

The Board is responsible for the general oversight of the Funds’ affairs and for assuring that the Trust and each Fund are managed in the best interests of the Owners who allocate contract values to the Funds.  The Trustees regularly review each Fund’s investment performance as well as the quality of other services provided to each Fund by Sun Capital and its affiliates.  At least annually, the Trustees review and evaluate the fees and operating expenses paid by each Fund for these services.  In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent registered public accountants, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

Currently, three of the Trust’s four Trustees are Independent Trustees, as defined above.  The Independent Trustees must vote separately to approve all financial arrangements and other agreements with Sun Capital and other affiliated parties.  The Independent Trustees meet regularly as a group in executive session without representatives of Sun Capital present.  William N. Searcy, Jr., an Independent Trustee, currently serves as Chairman of the Board and presides over meetings of the Board.

The Board has established the following committees: the Audit Committee, the Valuation Committee, the Dividend Committee, and the Nominating and Governance Committee.

The Audit Committee consists of three members, each of whom is an Independent Trustee:  Mr. Castellano (Chair), Ms. Driscoll , and Mr. Searcy.  The functions performed by the Audit Committee are to oversee the integrity of the Trust’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting.  The Audit Committee also monitors the independence and performance of the Trust’s independent auditors and provides an open avenue of communication among the independent auditors, Trust management and the Board.  This Committee held three meetings during the fiscal year ended December 31, 2010.

The Valuation Committee consists of five members, including all three of the Independent Trustees.  The Valuation Committee members are Mr. Castellano, Ms. Driscoll, Mr. Searcy, Mr. Donnelly, and Lena Metelitsa.  The function of the Valuation Committee is to determine the value of securities held by the Funds in instances where market quotations are not readily available or are considered unreliable.  The Valuation Committee held two meetings during the fiscal year ended December 31, 2010.

The Dividend Committee consists of three members:  Mr. Donnelly, Ms. Metelitsa, and Susan J. Walsh.  The function of the Dividend Committee is to declare dividends necessary to meet federal income and excise tax requirements.  The Dividend Committee held one meeting during the fiscal year ended December 31, 2010.

The Nominating and Governance Committee consists of three members, each of whom is an Independent Trustee:  Mr. Castellano, Ms. Driscoll (Chair), and Mr. Searcy.  The functions of the Nominating and Governance Committee are:  (i) to recommend to the Board candidates to serve as Independent Trustees; and (ii) to oversee and make recommendations to the Board regarding fund governance-related matters, including but not limited to: Board compensation practices, retirement policies, self-assessments of effectiveness, review of possible conflicts of interest and independence issues involving Trustees, and allocations of assignments and functions of Board committees.  The Nominating and Governance Committee held six meetings during the fiscal year ended December 31, 2010.

A copy of the Nominating and Governance Committee Charter is attached hereto as Exhibit B.

During the Trust’s previous fiscal year, the Board held four regularly scheduled meetings, each of which took place over a period of two days.  Each of the Trustees then in office attended 100 percent of the total number of meetings of the Board and 100 percent of the total number of meetings of the committees on which he or she served.

Risk Oversight.  The Trust has retained Sun Capital as each Fund’s investment adviser, and State Street Bank and Trust Company (“State Street”) as each Fund’s administrator.  Sun Capital is responsible for the day-to-day management of the investment activities of certain Funds and has delegated management of these activities with respect to certain other Funds to a subadviser.  Sun Capital and the subadviser, as applicable, are primarily responsible for the management of the risks that arise from the relevant Fund’s investments.  Sun Capital is responsible for overseeing the services provided by its personnel and by each subadviser, as applicable, including risk management.  Sun Capital is also responsible for overseeing the provision of services by State Street and the Trust’s other service providers, and the Board approves their respective contracts annually.

(a) While risk management is primarily the responsibility of the Trust’s management, as well as certain of the Trust’s service providers, including subadvisers, the Board provides oversight of the services provided by Sun Capital, including risk management and oversight of the services provided by these parties.  In the course of providing that oversight, the Board receives a wide range of reports from Sun Capital, State Street and the subadvisers, including reports regarding each Fund’s investment portfolio, the Fund’s compliance with applicable laws, and the Fund’s financial accounting and reporting.  The Board also meets periodically with the portfolio managers of each Fund to receive reports regarding the management of the Fund, including its investment risks. The Board also meets regularly with the Trust’s Chief Compliance Officer (including meetings in executive session) to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures.
(b)
The Board believes that its leadership structure is appropriate given the roles played by the Trust’s management and the committees of the Board in overseeing the operations of the Trust.  The Board believes that this committee structure allows the Board to focus effectively on the oversight of risk as part of its broader oversight of the Funds' affairs.  The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with the Funds’ investment manager and administrator how it monitors and controls such risks.

Shareholder Recommendations

Any nomination of a candidate for election as a Trustee must be submitted in compliance with the Trust’s declaration of trust, by-laws, and the Nominating and Governance Committee charter to be considered by the Nominating and Governance Committee. In evaluating a nominee recommended by a shareholder, the Nominating and Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.  Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of any Fund that is beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual would or would not be an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee, if elected).

In a case where the Trust is holding a meeting of shareholders at which Trustees are to be elected, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail the proxy statement.  Any such submission must also be submitted by such date, and contain such other information, as may be specified in the Trust’s by-laws.  The Nominating and Governance Committee initiated the recommendations of Messrs. Castellano, Fox and Searcy and Mses. Driscoll and Kosel to serve as Independent Trustees.

Shareholder Communications

Shareholders may communicate with the members of the Board as a group or individually.  Any such communication should be sent to the Board or an individual Trustee via the Secretary of the Trust, c/o Sun Capital Advisers Trust, One Sun Life Executive Park, Sun Code 2335, Wellesley, Massachusetts 02481.  The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Funds.

Policies Concerning Board or Committee Nominees

The Nominating and Governance Committee’s charter provides for certain criteria to be used in evaluating candidates to be an Independent Trustee.  In reviewing a potential nominee, the Nominating and Governance Committee considers the following qualifications: (i) the candidate may not be an “interested person” (within the meaning of the 1940 Act) of the Trust, any adviser or subadviser to a Fund, or the Trust’s principal underwriter; (ii) the candidate should have a reputation for adherence to high ethical standards; (iii) the candidate should have demonstrated sufficient business or financial acumen, experience and ability to be capable of exercising sound judgments in matters that relate to the current and long-term objectives of the Funds and should be willing and able to contribute positively to the decision-making process of the Funds; (iv) the candidate should have a commitment to understand the Trust and the Funds and the responsibilities of an Independent Trustee of an investment company and to regularly attend and participate in meetings of the Board and the Board committees of which the candidate would be a member; (v) the candidate should have the ability to understand the sometimes conflicting interests of various constituencies of the Trust and the Funds and various parties related to the Funds, and to act in the interests of all shareholders; (vi) the candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee; and (vii) the candidate should have the capability to serve a number of years before reaching the Trust’s mandatory retirement age for Independent Trustees.  It is considered desirable that at least one Independent Trustee be an “audit committee financial expert” (as such term is defined by the Commission) whenever it is reasonably practicable and, accordingly, the Nominating and Governance Committee shall give due consideration to the qualifications necessary to be designated as an “audit committee financial expert” in evaluating candidates for nomination.  Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis to the extent proscribed by law.

Compensation of Trustees

Exhibit C summarizes the compensation for each of the current Independent Trustees paid by the Trust.  Mr. Donnelly, as an “interested person” of the Trust, does not receive compensation from any of the Funds.

Officers

Information relating to the officers of the Trust is set forth in Exhibit D to this Proxy Statement.  Officers of the Trust are elected and appointed by the Board of the Trust and hold office until they resign, are removed, or are otherwise disqualified to serve.

Information Concerning the Trust’s Independent Registered Public Accounting Firm

Information concerning the Trust’s independent registered public accounting firm is set forth in Exhibit E.

The Board, including the Independent Trustees, unanimously recommends that Owners instruct Sun Life (U.S.) and Sun Life (N.Y.) to vote “FOR” each of the nominees.

PROPOSAL 2
TO APPROVE A SUBADVISORY AGREEMENT

At the Meeting, shareholders of the Global Real Estate Fund will be asked to approve a subadvisory agreement (“Subadvisory Agreement”) among Sun Capital (the Fund’s investment adviser), the Trust on behalf of the Global Real Estate Fund, and Massachusetts Financial Services Company (“MFS”), the proposed subadviser for the Global Real Estate Fund.  MFS and Sun Capital are affiliated in that both are indirect subsidiaries of Sun Life Financial, Inc. (“Sun Life Financial”) and thus under common control.  Each operates independently of the other, however, including with regard to investment personnel and resources.  A general description of the proposed Subadvisory Agreement is included below.  The Board approved the Subadvisory Agreement at a meeting held on February 11, 2011. Shareholder approval of the Subadvisory Agreement must be obtained, and the Board has authorized seeking such approval.  The form of the Subadvisory Agreement is included in Exhibit F.

Sun Capital recommended MFS to the Board based on an overall assessment of MFS’s investment management capabilities and the anticipated transfer to MFS, effective May 1, 2011, of two individuals who currently have responsibilities for managing the Global Real Estate Fund.

Reason for the Proposal

Sun Capital proposed to the Board that MFS be appointed as subadviser to the Global Real Estate Fund.  Although MFS is a majority-owned subsidiary of Sun Life Financial, MFS has maintained considerable autonomy to manage its day-to-day investment management business independently.  Sun Capital advised the Board that the subadvisory arrangement with MFS would significantly increase the type and variety of resources that can be brought to bear in managing the Global Real Estate Fund’s investment portfolio.  More specifically, Sun Capital advised the Board that it expected MFS’s scale should facilitate improved access to company meetings and sell-side analysts, and that the Global Real Estate Fund’s portfolio management team should benefit from MFS’s trading expertise, global research platform and enhanced investment tools, among other MFS resources.  In addition, in connection with the proposal to appoint MFS, one of the Global Real Estate Fund’s current portfolio managers, Richard R. Gable, and a Sun Capital research analyst who currently supports the Global Real Estate Fund are expected to become MFS employees effective May 1, 2011.  These individuals will continue to serve as the portfolio management team for the Global Real Estate Fund under the Subadvisory Agreement.  As a result, approval of the Subadvisory Agreement would provide for continuity of the Global Real Estate Fund’s current investment style and approach.  Sun Capital and the Board also agreed that, following the transition to MFS, the arrangement put in place under the Subadvisory Agreement would undergo another review as part of the Trust’s 2011 annual contract review process, notwithstanding that under applicable law the initial term of the Subadvisory Agreement otherwise could have extended for up to two years.  On the basis of the foregoing recommendation, the Board approved the Subadvisory Agreement.  Shareholder approval of the Subadvisory Agreement must be obtained, and the Board has authorized seeking such approval.

General Description of Subadvisory Agreement

Set forth below is a general description of the terms of the Subadvisory Agreement, to be dated May 1, 2011.  Please refer to the copy of the form of Subadvisory Agreement attached as Exhibit F for the complete terms of the Subadvisory Agreement.

Portfolio management.  The Subadvisory Agreement requires MFS to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of Sun Capital. Under the terms of the Subadvisory Agreement, MFS is authorized to effect portfolio transactions for the Global Real Estate Fund, using its own discretion and without prior consultation with Sun Capital. MFS is also required to report periodically to Sun Capital and the Trustees of the Trust.

Term. The Subadvisory Agreement provides that it will continue in effect for an initial term ending December 31, 2011, and thereafter for as long as its continuance is approved at least annually by: (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees of the Trust (including a majority of the Independent Trustees) or (ii) the vote of a “majority of the outstanding voting securities” (as that phrase is defined in the 1940 Act) of the Global Real Estate Fund.

 Termination. The Subadvisory Agreement may, upon 60 days’ written notice to MFS, be terminated without penalty by the Global Real Estate Fund, by the Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Global Real Estate Fund, or by Sun Capital. The Subadvisory Agreement may, upon 120 days’ written notice to the Trust and Sun Capital, be terminated without penalty by MFS. The Subadvisory Agreement terminates automatically in the event of its assignment or upon the termination of the advisory agreement between the Global Real Estate Fund and Sun Capital.

 Indemnification provisions. The Subadvisory Agreement provides that Sun Capital shall indemnify and hold harmless MFS to the fullest extent permitted by law against any loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by MFS to the extent resulting, in whole or in part, from: (a) Sun Capital’s willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its duties under the Subadvisory Agreement, and (b) Sun Capital’s breach of any duty or warranty under the Subadvisory Agreement or any inaccuracy of any representation of Sun Capital made under the Subadvisory Agreement.  The Subadvisory Agreement also provides, however, that Sun Capital is not obligated to indemnify MFS for liability resulting from MFS’s own willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of such duties.

The Subadvisory Agreement provides that MFS will indemnify and hold harmless Sun Capital, its affiliated persons and the Global Real Estate Fund (collectively, the “Indemnified Persons”) to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by any Indemnified Person to the extent resulting, in whole or in part, from any of MFS’s acts or omissions specified in the Subadvisory Agreement, any breach of any duty or warranty of MFS under the Subadvisory Agreement or any inaccuracy of any representation of MFS made under the Subadvisory Agreement.  The Subadvisory Agreement also provides, however, that MFS is not obligated to indemnify any Indemnified Person for liability resulting from such Indemnified Person’s own willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of such duties.

Compensation. As compensation for its services under the Subadvisory Agreement, MFS is entitled to receive from Sun Capital an annual fee, computed daily and paid quarterly in arrears, equal to 0.40% of average daily net assets of the Global Real Estate Fund up to $1 billion, 0.33% of average daily net assets of the Global Real Estate Fund in excess of $1 billion and less than or equal to $2.5 billion, and 0.29% of average daily net assets of the Global Real Estate Fund in excess of $2.5 billion.  Sun Capital, not the Global Real Estate Fund, is responsible for payment of the subadvisory fee.

Board Considerations

At a meeting held on February 11, 2011, the Board of the Global Real Estate Fund, including the Independent Trustees, approved the Subadvisory Agreement.

To assist the Board in its consideration of the Subadvisory Agreement, the Board received in advance of its meeting certain materials and information.  In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

Factors Considered by the Independent Trustees in Approving the Subadvisory Agreement.

In accordance with the requirements of the 1940 Act, the Subadvisory Agreement has been approved both by the Board and also by a majority of the Independent Trustees voting separately.  The Independent Trustees engaged in a review of the proposed Subadvisory Agreement and Sun Capital’s recommendation that MFS be appointed as the Global Real Estate Fund’s subadviser. At a meeting held on February 11, 2011, the Board, including each of the Independent Trustees, approved the Subadvisory Agreement with MFS, effective May 1, 2011.

Prior to reaching this decision, the Trustees reviewed a range of materials furnished by Sun Capital and MFS in connection with their consideration of the appointment of MFS and the terms of the Subadvisory Agreement.  Throughout this process, the Independent Trustees were advised by, and held private meetings with, their independent legal counsel in connection with the review of the proposed Subadvisory Agreement, and requested and received additional information regarding MFS.  In determining to approve the Subadvisory Agreement, the Trustees considered all factors that they believed relevant to the interests of the Global Real Estate Fund and the Owners invested in the Global Real Estate Fund, including, but not limited to:

•
Nature, quality and extent of services.  The Trustees considered, among other things, the MFS personnel, resources, policies, and investment processes that would become available to the Global Real Estate Fund’s portfolio management team under the subadvisory arrangement with MFS.  In this regard, the Trustees considered that Sun Capital had advised the Board that it believes that the opportunity to leverage MFS’s global scale and resources will be a significant advantage for the Global Real Estate Fund.  They also considered the personnel transfer from Sun Capital to MFS that would provide continuity of management for the Global Real Estate Fund following the appointment of MFS as subadviser to the Global Real Estate Fund.  The Trustees also considered Sun Capital’s representation that it was satisfied with the resources, compliance program and level of commitment expected to be put forth by MFS, and Sun Capital’s recommendation that the Subadvisory Agreement be approved.  The Trustees considered that the types of services to be provided by MFS should benefit the Global Real Estate Fund and Owners invested in the Fund.

•
Fees and expenses.  The proposed investment subadvisory fee schedule for the Global Real Estate Fund, including: (i) comparative information provided by Lipper regarding investment advisory and subadvisory fee rates paid to other advisers by similar funds; and (ii) fee rates to be paid to MFS for its services to the Global Real Estate Fund relative to those paid with respect to similar funds advised by MFS.  The Trustees noted that all of MFS’s compensation would be paid not by the Global Real Estate Fund but by Sun Capital out of its investment advisory fee, which fee would not be increased.  The Trustees concluded that the proposed subadvisory fee schedule represented reasonable compensation in light of the nature, extent, and quality of the investment services expected to be provided to the Global Real Estate Fund by MFS.

•
Economies of scale.  The Trustees concluded that the Global Real Estate Fund’s advisory fee and proposed subadvisory fee schedule represents an appropriate sharing among the Global Real Estate Fund, Sun Capital and MFS of such economies of scale as may exist in the management of the Global Real Estate Fund at current asset levels.

•
Profitability; Other benefits to Sun Capital. The Trustees noted that they had recently considered Sun Capital’s profitability from managing the Global Real Estate Fund in connection with the Trust’s 2010 annual contract review.  The Trustees noted that Sun Capital would pay MFS’s fee out of its management fee, and further noted that the subadvisory arrangements for the Global Real Estate Fund were the product of an arm’s length negotiation between Sun Capital and MFS.

•
Performance and management style. The Trustees noted that they had recently considered the performance of the Global Real Estate Fund’s current management team in connection with the Trust’s 2010 annual contract renewal, noting in particular the Global Real Estate Fund’s performance since the completion of its transition from a domestic to a global investment strategy.  The Trustees noted that, in connection with this proposal, they had also considered the more recent performance of the Global Real Estate Fund, including comparative performance information from Morningstar, relative to competitor funds managed or subadvised by investment advisers other than Sun Capital or MFS.  The Trustees also considered Sun Capital’s performance record as the subadviser to a similar fund advised by MFS.  The Trustees also considered MFS’s overall performance record across the various mutual funds it advises.

•
Brokerage practices. The Trustees considered MFS’s practices regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Global Real Estate Fund, including the brokers’ and dealers’ provision of brokerage and research services to MFS.

•
Compliance. The Trustees considered MFS’s commitment to and record of compliance. The Trustees also considered Sun Capital’s continued commitment of attention and resources to subadviser oversight and other compliance functions relevant to the Global Real Estate Fund’s operations.

As part of its deliberations, the Trustees also took into account certain information that they received in connection with the Trust’s 2010 annual contract review process.  After due consideration of these and other factors that they considered relevant, the Trustees, including the Independent Trustees, determined to approve the Subadvisory Agreement.

In determining to approve the Subadvisory Agreement, the Board did not give particular weight to any single factor noted above.  The Board considered these factors in several different formal and informal discussion meetings, some of which were held in executive session with only the Independent Trustees and their counsel present.  It is possible that individual Trustees may have weighted these factors differently in reaching their individual decisions to approve the Subadvisory Agreement.

Management of Similar Funds

MFS serves as adviser to a fund, the MFS Global Real Estate Fund, with an investment objective similar to that of the Global Real Estate Fund.  The MFS Global Real Estate Fund is currently subadvised by Sun Capital, with Mr. Gable as a member of the portfolio management team.  Information with respect to the MFS Global Real Estate Fund is provided below.

Fund	Fee Paid to:	Fund Assets in Millions (as of January 31, 2011)	Fee Rate Schedule (as a percentage of daily net assets)1
MFS Global Real Estate Fund	MFS as Adviser	$ 207.1	0.90% of the first $1 billion; 0.75% of the next $1.5 billion; and 0.65% in excess of $2.5 billion
	Sun Capital as Subadviser		0.40% of the first $1 billion; 0.33% of the next $1.5 billion; and 0.29% in excess of $2.5 billion
1 No contractual fee waivers or expense reimbursements are currently in effect or were in effect for this fund’s most recent fiscal year.

Information about the Subadviser

MFS, located at 500 Boylston Street, Boston, Massachusetts 02116, and its predecessor organizations have a history of money management dating from 1924, when it created the first U.S. mutual fund.  MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial, Inc. (“Sun Life Financial”), a diversified financial services organization located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada.  Net assets under the management of the MFS organization were approximately $219 billion as of December 31, 2010.

MFS and Sun Capital are indirect subsidiaries of Sun Life Financial and thus under common control, but operate independently of each other, including with regard to investment personnel and resources.  There were no material payments by the Funds to MFS or any of its affiliates (other than Sun Capital and those companies in the Sun Life Financial group of companies identified elsewhere in this proxy statement) during the last fiscal year.  The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of MFS are set forth in Exhibit G.

Principal Underwriter

Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley, Massachusetts 02481, serves as the Trust’s principal underwriter.  For the fiscal year ended December 31, 2010, the Global Real Estate Fund paid Clarendon $350,659 under the terms of the Trust’s Distribution and Service Plan Pursuant to Rule 12b-1 of the 1940 Act.  Clarendon will continue to provide principal underwriting services to the Global Real Estate Fund in the event that the Subadvisory Agreement is approved by shareholders.

Your Board recommends that you vote “FOR” the approval of the Subadvisory Agreement.

ADDITIONAL INFORMATION

Information about the mutual funds available as investment options under the variable contracts is included in their current prospectuses, which have been sent to Owners, and statements of additional information.  Copies of these materials are available, without charge, upon request.  Copies of the annual reports for the Trust and the other mutual funds available as investment options under the variable contracts are also available upon request.  To request a copy of a prospectus, statement of additional information, or annual report, please contact Sun Capital at 1-800-432-1102 x3330.

Sun Life (U.S.), Sun Life (N.Y.) and the Trust know of no other matters to be brought before the Meetings, but should any other matter requiring the vote of shareholders arise, Sun Life (U.S.) or Sun Life (N.Y.) will vote in accordance with their best judgment in the interest of the Trust and the relevant Fund(s).

Shareholder Proposals

Since the Trust does not hold regular meetings of shareholders, it cannot anticipate or provide the date of the next meeting of shareholders.  Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Trust a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders or Owners.  See “Shareholder Recommendations” and “Shareholder Communications” above for a description of shareholder proposals concerning nominees for the Trust’s Board.

Investment Adviser and Subadvisers

Sun Capital, One Sun Life Executive Park, Wellesley, Massachusetts 02481, serves as the investment manager to the Trust. Sun Capital has engaged the following subadvisers for those Funds specified below:

•	AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105, serves as subadviser to SC AllianceBernstein International Value Fund.

•	BlackRock Financial Management, Inc., 40 E. 52nd Street, New York, New York 10022, serves as subadviser to SC BlackRock Inflation Protected Bond Fund.

•
BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 serves as subadviser to SC BlackRock Large Cap Index Fund, SC BlackRock Small Cap Index Fund, and SC BlackRock International Index Fund.

•	Columbia Management Investment Advisers, LLC, 100 Federal Street, Boston, MA 02110, serves as subadviser to SC Columbia Small Cap Value Fund.

•	Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, serves as subadviser to SC Davis Venture Value Fund.

•	Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282-2198, serves as subadviser to SC Goldman Sachs Mid Cap Value Fund and SC Goldman Sachs Short Duration Fund.

•
Ibbotson Associates, Inc., 22 W. Washington Street, Chicago, Illinois 60602, serves as subadviser to SC Ibbotson Conservative Fund, SC Ibbotson Balanced Fund, SC Ibbotson Growth Fund, and SC Ibbotson Tactical Opportunities Fund.

•	Invesco Advisers, Inc., 1555 Peachtree St., NE, Atlanta, Georgia 30309, serves as subadviser to SC Invesco Small Cap Growth Fund.

•	Lord, Abbett & Co. LLC , 90 Hudson Street, Jersey City, New Jersey 07302, serves as subadviser to SC Lord Abbett Growth & Income Fund.

•	Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660, serves as subadviser to SC PIMCO High Yield Fund and SC PIMCO Total Return Fund.

•	Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, serves as subadviser to SC WMC Blue Chip Mid Cap Fund and SC WMC Large Cap Growth Fund.

Administrator

State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, serves as the Trust’s administrator.

Persons to be Named as Proxies

The Board has named Diana R. Gonzalez, Maura A. Murphy and Susan J. Walsh to serve as proxies who are authorized to vote shares of a Fund owned by record shareholders.

Inquiries

Owners of variable contracts may make inquiries by contacting their registered sales representative or by calling Sun Capital at 1-800-432-1102 x3330.

Quorum

A quorum for the Meetings, for purposes of voting on Proposal 1, consists of holders of one-third of the outstanding shares of the Trust (with shares of all Funds voting together) present at the Meetings in person or by proxy.  A quorum for the Meeting of Global Real Estate Fund, for purposes of voting on Proposal 2, consists of holders of 50% of the Global Real Estate Fund’s outstanding shares.

Required Vote

Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast (with shares of all Funds voting together) at the Meetings.  This means that each Trustee nominee must receive more votes “FOR” election than any competing nominee for the same Board seat.  No competing nominee or slate of nominees has been nominated for consideration at the Meetings.  Accordingly, it is expected that the nominees identified in Proposal 1 will be elected.

For Proposal 2 to become effective, the Subadvisory Agreement must be approved by a “vote of a majority of the outstanding voting securities” (as that phrase is defined in the 1940 Act) of the Global Real Estate Fund.  The Subadvisory Agreement was approved by the Independent Trustees, separately, and by the Board, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Please refer to the GENERAL VOTING INFORMATION, on pages 2-3 above, for more detailed information as to how the Funds’ record shareholders will cast their votes based on voting instructions received from Owners of variable contracts.

Adjournment for Insufficient Instructions

Neither the Commission nor Sun Life (U.S.) or Sun Life (N.Y.) require any specific minimum percentage of Owners to provide voting instructions for Sun Life (U.S.) or Sun Life (N.Y.) to be able to vote shares attributable to such Owners’ variable contracts.  Furthermore, SLOC and the “funds of funds” advised by Sun Capital that are shareholders of the Funds will vote their shares of the Funds, directly or indirectly, in proportion to the instructions received from Owners.  Therefore, the instructions of a small number of Owners could determine the outcome of the Shareholder votes on the proposals.  Shareholders present at a Meeting may adjourn the Meeting with respect to one or both proposals for various reasons including the following: (i) fewer than one-third of the outstanding shares of the Trust or the Global Real Estate Fund, as applicable, present at the meeting, (ii) insufficient votes are present for purposes of having a quorum with respect to a proposal, or (iii) insufficient votes are cast in favor of a proposal to approve the proposal.  Adjourned meetings may be held within a reasonable time after the date originally set for the Meetings without further notice to shareholders or Owners.

Maura A. Murphy, Esq.
Secretary

Exhibit A:  Information Pertaining To Trustee Nominees

Table A1. Independent Trustee Nominees.  Certain biographical and other information relating to each Trustee nominee who is not an “interested person” of the Trust, as that term is defined in the 1940 Act, is set forth below.

Name, Address and Age1	Position(s) Held with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Nominee for Trustee Would Oversee if Elected	Other Trusteeships/ Directorships Held by Nominee for Trustee

Michael P. Castellano c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1941 Trustee	Trustee since February, 2005.	Retired.	22	None.
Dawn-Marie Driscoll c/o Sun Capital Advisers Trust; One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1946 Trustee	Trustee since June, 2007.	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute; Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute.	22	Director, ICI Mutual since 2007. Trustee, DWS Funds Board (123 mutual funds) since 1987.
Keith R. Fox c/o Sun Capital Advisers Trust; One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1954 Trustee Nominee	None.	Managing General Partner, Exeter Capital Partners (a series of private investment funds).	22
Directorships: Progressive International Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer).  Trustee, DWS Funds Board (123 mutual funds) since 1996.

Carol A. Kosel c/o Sun Capital Advisers Trust; One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1963 Trustee Nominee	None.	Former Trustee to the Evergreen Funds; Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President and Head of Fund Administration, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund; Former Senior Manager, KPMG, LLC.	22	None.
William N. Searcy, Jr. c/o Sun Capital Advisers Trust; One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1946 Trustee, Chairman of the Board	Trustee since October, 1998; Chairman since 2005.	Private Investor.	22	Trustee, DWS Funds Board (123 mutual funds) since 1993.

__________________
1
A Trustee serves until his or her successor is elected or the Trust terminates; except that: (i) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation, (ii) any Trustee may be removed with or without cause by a written instrument signed by at least a majority of the then Trustees, specifying the effective date of removal, (iii) any Trustee who requests to be retired, or who is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement, (iv) the mandatory retirement age for any Trustee that is not an interested person of the Trust is 72 years of age and the effective date of such mandatory retirement is December 31 of the calendar year during which such Trustee turned 72 years of age, and (v) any Trustee may be removed by at least a two-thirds vote of the outstanding shares of shareholders at any meeting of the shareholders.

Table A2.  “Interested” Trustee Nominees.  Certain biographical and other information relating to the Trustee nominee who is an “interested person” of the Trust, as that term is defined in the 1940 Act, is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Principal occupation(s) during past 5 years	Number of Portfolios Nominee for Trustee Would Oversee if Elected	Other Trusteeships/ Directorships Held by Nominee for Trustee
Scott M. Davis*1 c/o Sun Capital Advisers Trust; One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1963 Trustee, Senior Vice President and General Counsel for Sun Life Financial’s U.S. Operations	None.	Senior Vice President and General Counsel for Sun Life Financial’s U.S. Operations since 2007. Vice President and General Counsel since 2004. Associated with Sun Life Financial since 1995.	22

Director, Clarendon Insurance Agency, Inc. since 2006.  Director, Sun Life Assurance Company of Canada (U.S.) since 2004.  Director, Sun Life Insurance and Annuity Company of New York since 2004.  Director of numerous other Sun Life Financial affiliated entities since 2004.

John T. Donnelly*1 c/o Sun Capital Advisers Trust; One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1958 President, Chief Executive Officer and Trustee	President, Chief Executive Officer and Trustee since May, 2009.	President and Manager, Sun Capital Advisers LLC since 2009. Senior Managing Director, Investment Operations for Sun Life Assurance Company of Canada (U.S.) since 2005. Associated with Sun Life Financial since 1981.	22	Director, Sun Life Insurance and Annuity Company of New York since 2008. Director, Crosspointe Shops I & II since 2009. Director of numerous other Sun Life Financial affiliated entities since 2005.

*	An “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

1
A trustee serves until his or her successor is elected or the Trust terminates; except that: (i) any trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation, (ii) any Trustee may be removed with or without cause by a written instrument signed by at least a majority of the then Trustees, specifying the effective date of removal, (iii) any Trustee who requests to be retired, or who is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement, (iv) the mandatory retirement age for any Trustee that is not an interested person of the Trust is 72 years of age and the effective date of such mandatory retirement is December 31 of the calendar year during which such Trustee turned 72 years of age, and (v) any Trustee may be removed by at least a two-thirds vote of the outstanding shares of shareholders at any meeting of the shareholders.

Exhibit B: Nominating and Governance Committee Charter

Sun Capital Advisers Trust

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

As of November 17, 2009

I.  FUNCTION

The functions of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of Sun Capital Advisers Trust (the “Trust”) are to:

Recommend persons for membership on the Board as Independent Trustees (as defined below), including recommendations of any general qualification standards for evaluation of such persons;

Evaluate the qualifications of any person recommended by shareholders, other Trustees or any other person to serve on the Board as Independent Trustees (as defined below) and make recommendations regarding the same to the Board;

Make recommendations to the Board regarding the size and composition of the Board;
Monitor any conflicts involving Independent Trustees;
Review matters relating to the compensation of Independent Trustees annually or with such other frequency as the Committee may determine and recommend changes, as appropriate, to the Board;
Review and make recommendations with respect to other Board policies, including any retirement, travel, continuing education or other policies as the Board may adopt from time to time;
Coordinate the Board's annual evaluation of the performance of the Board and its committees;

Review matters related to the engagement of counsel for the Trust and counsel for the Independent Trustees and make recommendations regarding the same to the Board and Independent Trustees, respectively;  and

Perform any other functions consistent with this Charter as the Committee or the Board deems necessary or appropriate.

The Committee performs these functions to assist the Board and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the Investment Company Act of 1940 and the rules thereunder, as amended (the “1940 Act”) with respect to the selection, nomination and composition of members of the Board and its committees.

II.  INDEPENDENT TRUSTEE CANDIDATES RECOMMENDED BY THE COMMITTEE

The nomination by the Committee of any person to serve on the Board as an Independent Trustee shall initially be submitted for action by the Independent Trustees and then, if approved, by the entire Board.  Nomination of any person to serve on the Board other than as an Independent Trustee shall be made by the entire Board.

The Committee shall have the authority to retain and terminate any search firm to be used to identify Independent Trustee candidates, including authority to approve the search firm’s fees and other retention terms.  The Committee is empowered, without further action by the Board, to cause the Trust to pay the compensation of any search firm engaged by the Committee.

The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the “Statement of Policy on Criteria for Selecting Independent Trustees” attached hereto as Annex A.

III.  INDEPENDENT TRUSTEE CANDIDATES RECOMMENDED BY SHAREHOLDERS

The Committee will consider Independent Trustee candidates recommended by shareholders of any series of the Trust (each, a “Fund” and collectively, the “Funds”).  Any recommendation should be submitted in writing to the Secretary of the Trust, c/o Sun Capital Advisers Trust, One Sun Life Executive Park, Wellesley Hills, MA 02481.

Any submission should include at a minimum the following information:  As to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of any Fund that is beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

In a case where the Trust is holding a meeting of shareholders at which Trustees are to be elected, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail the proxy statement.  Any such submission must also be submitted by such date and contain such other information as may be specified in the Trust’s By-laws.

IV.  DUTIES AND EVALUATIONS OF EFFECTIVENESS OF THE BOARD AND ITS COMMITTEES

The Committee shall be responsible for coordinating an annual evaluation of the performance of the Board and its committees, which evaluation must comply with the applicable requirements of the 1940 Act, and the rules thereunder.

The Committee shall be responsible for monitoring and reviewing any conflicts of interest that may arise from time to time for the Board and, in particular, the Independent Trustees.  To assist the Committee in carrying out its duties for monitoring and reviewing any conflicts of interest, each Independent Trustee must promptly notify the Committee of any newly proposed board commitments or other associations prior to accepting any such commitment or other association.  The Committee shall be responsible for recommending to the Board the necessary action to address any conflict of interest.

The Committee shall also be responsible for determining the appropriate level of initial and continuing education for the Board and its committees.

As long as an existing Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria established by and the evaluations conducted by the Committee, the Trust anticipates that the Committee would favor the re-nomination of an existing Trustee rather than a new candidate; provided, however, in accordance with the Trust’s current mandatory retirement policy, no Independent Trustee shall be re-nominated to serve beyond December 31 of the calendar year during which such Independent Trustee turns 72 years of age.  Consequently, while the Committee will consider candidates recommended by shareholders to serve as Trustee, the Committee will act upon such recommendations only if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Funds.  In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee or other Independent Trustees.

V.  COMMITTEE STRUCTURE AND GOVERNANCE

The Committee shall normally be composed of two or more members of the Board as determined by the Board, each of whom shall not be an “Interested Person,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, any adviser or subadviser to a Fund, or the Trust’s principal underwriter (an “Independent Trustee”).

The members of the Committee, who shall be appointed by the Board, shall serve until their successors are duly appointed and qualified.  The Board may remove members of the Committee from such committee, with or without cause.  Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate.  All actions by the Committee shall be taken by a majority of the members of the Committee, regardless of the number of members of the Committee actually present at such meeting.  Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee.

The Committee is authorized to confer with officers or Trustees of the Trust, and to engage, at the Trust’s or a Fund’s expense and obtain the advice or services of, such outside advisors or agents as the Committee deems appropriate.

VI.  REVIEW OF CHARTER

Except as otherwise specifically provided herein, the Committee shall, from time to time as it deems appropriate or as the Board may otherwise direct, review and reassess the contents of this Charter, including Annex A, and recommend any proposed changes to the Board for approval.

ANNEX A

Statement of Policy on Criteria for Selecting Independent Trustees

The Committee expects that any candidate for nomination as an Independent Trustee will have the following qualifications:

The candidate may not be an “Interested Person” (within the meaning of the 1940 Act) of the Trust, any adviser or subadviser to a Fund, or the Trust’s principal underwriter.

The candidate should have a reputation for integrity, honesty and adherence to high ethical standards.

The candidate should have demonstrated sufficient business or financial acumen, experience and ability to be capable of exercising sound judgments in matters that relate to the current and long-term objectives of the Funds and should be willing and able to contribute positively to the decision-making process of the Funds.

The candidate should have a commitment to understand the Trust and the Funds and the responsibilities of an Independent Trustee of an investment company and to regularly attend and participate in meetings of the Board and the Board committees of which the candidate would be a member.

The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Trust and the Funds and various parties related to the Funds, and to act in the interests of all shareholders.

The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee.

The candidate should have the capability to serve a number of years before reaching the Trust’s mandatory retirement age, if any, for Independent Trustees.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis to the extent proscribed by law.  For each candidate, the Committee will evaluate specific experience in light of the makeup of the then current Board.

The Committee may determine that a candidate who does not have a particular type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has other qualifications such that his/her qualifications, taken as a whole, demonstrate the requisite level of fitness to serves as an Independent Trustee.

It is considered desirable that at least one Independent Trustee be an “audit committee financial expert” (as such term is defined by the Securities and Exchange Commission) whenever it is reasonably practicable and, accordingly, the Committee shall give due consideration to the qualifications necessary to be designated as an “audit committee financial expert” in evaluating candidates for nomination.

Exhibit C: Compensation of Independent Trustees Paid by the Trust

Set forth in the table below is information regarding compensation paid by the Trust to the Independent Trustees during each Fund’s most recently completed fiscal year ended December 31, 2010.

Name of Independent Trustee	Aggregate Compensation Received From the Funds	Pension or Retirement Benefits Accrued (As Part of Funds’ Expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex
Michael P. Castellano	$ 84,525	$ 0	$ 0	$ 84,525
Dawn-Marie Driscoll	$ 80,850	$ 0	$ 0	$ 80,850
William N. Searcy, Jr.	$ 91,876	$ 0	$ 0	$ 91,876

Exhibit D:  Information Pertaining to Officers of the Funds

Certain biographical and other information relating to the officers of the Funds is set forth below. None of the officers listed below receives compensation from any Fund.

Name, Address, Age and Position(s) with the Trust*	Term of Office and Length of Time Served	Principal occupation(s) during past 5 years
Craig S. Brown One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1977 Assistant Treasurer	Since November, 2010; Serves at the discretion of the Trustees.	Senior Director, Sun Capital Advisers LLC since 2010. Financial Reporting Assistant Vice President, J.P. Morgan, 2006-2010. Audit & Assurance Manager, Deloitte & Touche LLP, 2005-2006.
John W. Donovan One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1965 Vice President	Since August, 2002; Serves at the discretion of the Trustees.	Managing Director, Sun Capital Advisers LLC since 2003. Associated with Sun Life Financial since 2001.
Richard R. Gable One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1970 Vice President	Since February, 2005; Serves at the discretion of the Trustees.	Managing Director, Sun Capital Advisers LLC since 2006. Associated with Sun Life Financial since 1998.
Diana R. Gonzalez One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1978 Assistant Secretary	Since May, 2008; Serves at the discretion of the Trustees.	Counsel, Sun Capital Advisers LLC since 2008. Senior Compliance Manager, Bank of America, 2006 – 2008.
Andrew S. Harris One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1974 Chief Compliance Officer	Since August 2010; Serves at the discretion of the Trustees.	Chief Compliance Officer, Sun Capital Advisers LLC since 2010. Fund Compliance Officer, SEI Investments 2008-2010. Director of Corporate Compliance, Nationwide Funds Group 2004-2008.
Lena Metelitsa One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1967 Chief Financial Officer and Treasurer	Since May, 2010; Serves at the discretion of the Trustees.	Managing Director, Treasurer and Chief Financial Officer, Sun Capital Advisers LLC since 2010. Senior Director, Sun Capital Advisers LLC 2008-2010. Associated with Sun Life Financial since 2005.
Maura A. Murphy, Esq. One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1960 Chief Legal Officer and Secretary	Since October, 1998; Serves at the discretion of the Trustees.

Managing Director and General Counsel, since 2000, and Secretary since 1998, Sun Capital Advisers LLC.  Assistant Vice President and Senior Counsel, Sun Life Financial.  Associated with Sun Life Financial since 1998.

Thomas V. Pedulla One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1966 Vice President	Since February, 2003; Serves at the discretion of the Trustees.	Senior Managing Director, Sun Capital Advisers LLC since 2000. Associated with Sun Life Financial since 1991.
Leo D. Saraceno One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1962 Vice President	Since November, 2001; Serves at the discretion of the Trustees.	Senior Managing Director, Sun Capital Advisers LLC since 2001. Associated with Sun Life Financial since 1986.
Ann B. Teixeira One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1941 AML Compliance Officer	Since April 2005; Serves at the discretion of the Trustees.	Anti-Money Laundering Compliance Officer, Sun Life Financial since 2005. Associated with Sun Life Financial since 1999.
Catherine Topouzoglou One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1968 Assistant Secretary	Since May, 2010; Serves at the discretion of the Trustees.	Senior Legal Consultant, Sun Capital Advisers LLC since 2010. Vice President and Compliance Manager at Natixis Global Asset Management, U.S., 2002-2005.
Susan J. Walsh One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1957 Assistant Treasurer	Since August 2000; Serves at the discretion of the Trustees.	Director since 2007, and Assistant Treasurer since 2000, Sun Capital Advisers LLC. Associated with Sun Life Financial since 1991.
Steven P. Wyman One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1961 Vice President	Since August 2002; Serves at the discretion of the Trustees.	Senior Managing Director, Sun Capital Advisers LLC since 2002. Associated with Sun Life Financial since 1997.

*           Each person is an interested person of the Funds for purposes of Section 2(a)(19) of the 1940 Act as a result of such person’s employment with Sun Capital or its affiliates.

Exhibit E:  Information Concerning the Trust’s Independent Registered Public Accounting Firm

The Board of the Trust, including a majority of the Independent Trustees of the Trust, has selected the firm of Deloitte & Touche LLP (“D&T”) to audit the financial statements of each Fund for the current fiscal year.  The Funds know of no direct or indirect financial interest of D&T in any Fund.  Representatives of D&T are not expected to be present at the Meeting.  Accordingly, representatives of D&T are not expected to make a statement at the Meeting and will not be available to respond to appropriate questions at the meeting.

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Audit Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees”.

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

The following table sets forth the amount D&T billed the Funds for professional services rendered by D&T for the two fiscal years indicated in the table.

Type of Fee	Fiscal Year Ended 12/31/10	Fiscal Year Ended 12/31/09
Audit Fees	$765,705	$692,782
Audit-Related Fees	$0	$0
Tax Fees	$69,620	$81,160
Total Fees for Services Provided to Trust	$835,325	$773,942

During the Trust’s fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed by D&T for non-audit services rendered to the Trust, the Trust’s investment adviser, or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust were $69,620 and $81,160, respectively, and were less than the aggregate fees billed for those same periods by D&T for audit services rendered to the Trust.

D&T did not bill any Fund, Sun Capital or any entity controlling, controlled by, or under common control with Sun Capital that provides services to a Fund for any professional services rendered for financial information systems design and implementation.

The Audit Committee has adopted policies and procedures that generally provide that the Audit Committee (or in certain circumstances, its Chairman) must pre-approve any audit, audit-related, tax, and other services to be provided by the independent registered public accounting firm to each Fund or to Sun Capital and any entity controlling, controlled by, or under common control with Sun Capital that provides ongoing services to each Fund if the engagement relates directly to operations and financial reporting of each Fund, to assure that the provision of such services does not impair the independent registered public accounting firm’s independence.  Subject to the terms of the policy, the Chairman of the Audit Committee will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it must be pre-approved by the Audit Committee (or in certain circumstances, its Chairman).  Any proposed services exceeding pre-approved cost levels requires specific pre-approval by the Audit Committee.  The Audit Committee has considered the provision of non-audit services rendered to Sun Capital, and any entity controlling, controlled by, or under common control with Sun Capital that provides ongoing services to each Fund and has determined that the provision of such services is compatible with maintaining the independent registered public accounting firm’s independence.

Exhibit F

Form of
Investment Subadvisory Agreement
Massachusetts Financial Services Company

AGREEMENT made as of the 1st day of May, 2011 by and among Sun Capital Advisers LLC, a Delaware limited liability company (the "Investment Adviser"), Sun Capital Advisers Trust, a Delaware statutory trust (the "Trust"), on behalf of its series, Sun Capital Global Real Estate Fund (the “Fund”), and Massachusetts Financial Services Company, a Delaware corporation (the “Subadviser").

WHEREAS, the Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Fund is a series of the Trust;

WHEREAS, the Investment Adviser and the Subadviser are investment advisers registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, pursuant to the provisions of the Investment Advisory Agreement dated November 4, 1998 between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser may delegate any or all of its portfolio management responsibilities under that agreement to one or more subadvisers;

WHEREAS, the Investment Adviser has selected the Subadviser to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below, and the Subadviser is willing to act as such sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Investment Adviser, the Trust and the Subadviser agree as follows:

1.           Investment Advisory and Management Services.  The Investment Adviser hereby appoints the Subadviser to serve as subadviser to the Fund and the Subadviser hereby accepts such appointment.  Subject to the supervision of the Investment Adviser, Subadviser will regularly provide the Fund with investment advice and investment management services concerning the investments of the Fund.  The Subadviser will determine what securities shall be purchased, held or sold by the Fund and what portion of the Fund's assets shall be held uninvested in cash and cash equivalents, subject always to the provisions of the Trust’s Declaration of Trust and By-laws and the 1940 Act, and to the investment objectives, policies and restrictions applicable to the Fund (including, without limitation, the requirements of Subchapters L and M of the Internal Revenue Code of 1986, as amended) (the "Code"), as each of the same shall be from time to time in effect or set forth in the Fund’s Prospectus and Statement of Additional Information, as well as any other investment guidelines or policies the Trust’s Board of Trustees (the “Board” or “Trustees”) or the Investment Adviser may from time to time establish and deliver in writing to the Subadviser.

The Investment Adviser acknowledges that the Subadviser is not the principal compliance agent for the Fund or the Investment Adviser, and does not have access to all of the Fund's books and records necessary to perform certain compliance testing.  However, the Subadviser agrees to perform the services specified in this Agreement in accordance with applicable law (including subchapters M and L of the Code, the Act and the Advisers Act (“Applicable Law”) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and the Investment Adviser and the Fund’s registration statement (collectively, the “Charter Requirements”) provided that, to the extent relevant provisions of Applicable Law or Charter Requirements are expressed as a percentage of “total assets” or “net assets” of the Fund, the Subadviser shall instead be responsible for performing such services solely based upon the market values and portfolio holdings reflected on its books and records with respect to the Fund, which comprise a portion of the Fund's books and records, and upon information and written instructions received from the Fund and/or the Investment Adviser or the Fund’s administrator.  The Subadviser shall be afforded a reasonable time to implement any such instructions.

To carry out such determinations the Subadviser will exercise full discretion, subject to the preceding paragraph, and act for the Fund in the same manner and with the same force and effect as the Trust might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.  The Subadviser is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Prospectus and Statement of Additional Information or other investment guidelines or policies established by the Board or Investment Adviser.  Notwithstanding the foregoing, the Subadviser shall, upon written instructions from the Investment Adviser, effect such portfolio transactions for the Fund as the Investment Adviser may from time to time direct.  Such instructions will be given in reasonable circumstances, including, without limitation, any termination of this Agreement.

The Subadviser will also make its officers and employees available to meet with the officers of the Investment Adviser and the Trust’s officers and Trustees as reasonably requested on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.  From time to time as the Board of Trustees of the Trust or the Investment Adviser may reasonably request, the Subadviser will furnish to the Investment Adviser and Trust’s officers and to each of its Trustees, at the Subadviser's expense, reports on portfolio transactions and reports on issues of securities held by the Fund, all in such detail as the Trust or the Investment Adviser may reasonably request.  The Subadviser will keep the Trust’s officers and the Investment Adviser informed of developments materially affecting the Fund’s holdings, and will, on its own initiative, furnish the Trust’s officers and the Investment Adviser from time to time with such information.  The Subadviser agrees to immediately notify the Investment Adviser if the Subadviser believes that the market quotations are not readily available for any security held by the Fund or if, in its opinion, the market price does not reflect the security’s fair value.  In such instances, the Subadviser will provide reasonable assistance to the Investment Adviser, the Trust’s valuation committee and the Fund’s pricing agent in making determinations of the fair value of such portfolio securities in accordance with the Trust’s valuation procedures; provided, however, that the parties acknowledge that the Subadviser is not the fund accounting agent for the Fund and is not responsible and shall have no liability for pricing determinations made by the Investment Adviser or the Fund, and that any information provided by the Subadviser pursuant to this paragraph is for informational purposes only.

In addition, the Subadviser will provide a quarterly certification, in the form provided by the Investment Adviser from time to time, that the Subadviser has managed the Fund in accordance with the provisions of this Agreement.  The Subadviser acknowledges and agrees that the Investment Adviser may, in its discretion, provide such quarterly compliance certifications to the Board.  The Subadviser agrees to correct promptly any failure on its part and to take any action that the Investment Adviser may reasonably request in connection with any breach of this Agreement.  The Subadviser shall also provide the officers of the Fund with supporting certifications in connection with such certifications of the Fund’s financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act as reasonably requested by the Investment Adviser and/or the Fund.

The Subadviser will cooperate with and provide reasonable assistance to the Investment Adviser, the Fund’s custodian and foreign custodians, transfer agent and all other agents and representatives of the Trust and the Investment Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, on behalf of the Fund, and the Investment Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interaction with each to promote the exchange of information.

Unless and until otherwise directed in writing by the Investment Adviser or the Trust’s officers or Board, the Subadviser will be responsible for voting all proxies in accordance with the Subadviser's proxy voting policies and procedures, including taking action with respect to corporate action elections for proxies and corporate actions communicated by the Fund or its agents to the Subadviser, with respect to the securities held by the Fund.

Unless and until otherwise directed in writing by the Investment Adviser or the Trust’s officers or Board, the Subadviser shall prepare and file proofs of claim and other documentation on behalf of the Fund as necessary to permit the Fund to participate in securities class action settlements of which the Subadviser is aware (after Subadviser’s use of best efforts to monitor notices of class action settements) relating to securities then held or previously held by the Fund if the relevant class period occurs during the period of Subadviser’s provision of investment advisory services to the Fund.  The Subadviser is hereby designated the Trust's agent and attorney-in-fact, without further prior approval from the Trust or the Investment Adviser, for the limited purpose of completing and executing on behalf of the Fund all documentation associated with such proofs of claim and for taking actions necessary to carry out its duties hereunder.  .

The Subadviser shall maintain all books and records required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act.  The Subadviser shall permit the Investment Adviser, the Fund's officers and its independent public accountants to inspect and audit such records at reasonable times during normal business hours upon due notice.

If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of the Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.  The Subadviser's services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Subadviser may render investment advice, management and other services to others.

The Subadviser is prohibited from consulting with any other subadviser to the Fund or to any other series of the Trust concerning the Fund’s transactions in securities or other assets, except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

2.           Expenses.  The Subadviser will bear its own costs of providing services hereunder.  The Subadviser will not be responsible for expenses of the Investment Adviser or the Fund, including, but not limited to, the following: the Fund's legal, auditing and accounting expenses; expenses of maintenance of the Fund's books and records other than those required to be maintained by the Subadviser, including computation of the Fund's daily net asset value per share and dividends; interest, taxes, governmental fees and membership dues incurred by the Fund; fees of the Fund’s custodian, transfer agent, registrar or other agents; expenses of preparing the Fund's share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Fund investors (except that the Subadviser will be responsible for commercially reasonable costs associated with supplements to such documents and all regulatory filing requirements necessitated by an assignment of this Agreement by the Subadviser or any change in the portfolio manager or managers assigned by the Subadviser to manage the Fund); cost of Fund stationery; costs of Trustee, shareholder and other meetings of the Trust or Fund (except that the Subadviser will be responsible for commercially reasonable costs associated with any shareholder meeting, or any information statement prepared and distributed in lieu of a shareholder meeting, necessitated by an assignment of this Agreement by the Subadviser); traveling expenses of officers, trustees and employees of the Trust or Fund; fees of the Trust's trustees and salaries of any officers or employees of the Trust or Fund; and the Fund's pro rata portion of premiums on any fidelity bond and other insurance covering the Trust or Fund and their officers and trustees.

3.           Compensation of Subadviser.  As compensation for all investment advisory and management services to be rendered hereunder, the Investment Adviser will pay the Subadviser an annual fee, computed daily and paid quarterly in arrears, which varies in accordance with the net asset value of the Fund.  The annual subadvisory fee is expressed as a percent of the average daily net assets of the Fund as follows:

ASSET LEVEL                                                                                            FEE RATE

$0 to $ 1 billion                                                                                             0.40%
Over $1 billion and less than or equal to $2.5 billion                             0.33%
Over $2.5 billion                                                                                           0.29%

For any period less than a full fiscal quarter during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal quarter.  The Subadviser's fee shall be payable solely by the Investment Adviser.  The Fund shall have no responsibility for such fee.

For purposes hereof, the value of net assets of the Fund shall be computed in the manner specified in the Fund’s Prospectus and Statement of Additional Information for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.  On any day that the net asset value determination is suspended as specified in the Fund’s Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

4.           Obligations of the Investment Adviser.

a.           The Investment Adviser shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Fund, cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

b.           The Investment Adviser has furnished the Subadviser a copy of the prospectus and statement of additional information of the Fund and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective.  The Investment Adviser agrees to furnish the Subadviser with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

5.           Brokerage Transactions.  Subject to the provisions of this Section 5 and absent instructions from the Investment Adviser or the Trust, the Subadviser will have full discretionary authority to place orders for the purchase and sale of securities for the account of the Fund with such brokers or dealers as it may select.  In the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times to seek for the Fund the most favorable execution and net price available.  It is also understood, however, that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Fund than may result when allocating brokerage to other brokers solely on the basis of seeking the most favorable price and efficient execution.  Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to applicable laws and regulations and review by the Investment Adviser and the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.  The Subadviser will report on such allocations at the request of the Investment Adviser, the Fund or the Trust's Board of Trustees, providing such information as the number of aggregated trades to which the Fund was a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades.

In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its affiliated persons, will act as a principal or agent or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Fund, except as permitted by applicable law and with the express written consent of the Trust and the Investment Adviser.

The Subadviser will advise the Fund’s custodian and the Investment Adviser on a prompt basis of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required.

6.           Standard of Care and Liability of Subadviser.  The Subadviser will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Subadviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected, with due care and in good faith; but nothing herein contained will be construed to protect the Subadviser against any liability to the Investment Adviser, the Fund or its shareholders by reason of:  (a) subject to section 1, the Subadviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s prospectus or Statement of Additional Information or any written guidelines or instruction provided in writing by the Trust’s Board of Trustees or the Investment Adviser, (b) subject to section 1, the Subadviser’s causing the Fund to fail to satisfy the diversification requirements of § 817(h) of Subchapter L of the Code, or the diversification or source of income requirements of Subchapter M of the Code, or (c) the Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

The Subadviser will indemnify and hold harmless the Investment Adviser, its affiliated persons and the Fund (collectively, the "Indemnified Persons") to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by any Indemnified Person to the extent resulting, in whole or in part, from any of the Subadviser’s acts or omissions specified in (a), (b) or (c) above, any breach of any duty or warranty hereunder of the Subadviser or any inaccuracy of any representation of the Subadviser made hereunder, provided, however, that nothing herein contained will provide indemnity to any Indemnified Person for liability resulting from its own willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of such duties.

The Investment Adviser shall indemnify and hold harmless the Subadviser to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by the Subadviser to the extent resulting, in whole or in part, from (x) the Investment Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement and (y) any breach of any duty or warranty hereunder of the Investment Adviser or any inaccuracy of any representation of the Investment Adviser made hereunder, provided, however, that nothing herein contained will provide indemnity to the Subadviser for liability resulting from its own willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of such duties.

Neither the Investment Adviser nor the Subadviser shall be obligated to make any indemnification payment in respect of any settlement as to which it has not been notified and consented, such consent not to be unreasonably withheld.

7.           Term and Termination.  This Agreement shall remain in force until December 31, 2011 and from year to year thereafter, but only so long as such continuance, and the continuance of the Investment Adviser as investment adviser of the Fund, is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Subadviser or the Investment Adviser of the Fund, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund.  The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.  This Agreement may, upon 60 days' written notice to the Subadviser, be terminated at any time without the payment of any penalty, (a) by the Fund, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, or (b) by the Investment Adviser.  This Agreement may, upon 120 days written notice to the Trust and the Investment Adviser, be terminated at any time, without payment of any penalty, by the Subadviser.  This Agreement shall automatically terminate in the event of its assignment.

8.           Interpretation of Terms; Captions.  In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (including specifically the definitions of "interested person," "affiliated person," "assignment," "control" and "vote of a majority of the outstanding voting securities"), shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.  Captions used herein are for reference only and shall not limit or otherwise affect the meaning of any provision of this Agreement.

9.           Registration Statement Information Concerning Subadviser.  The Subadviser has reviewed the Registration Statement of the Trust, relating to the Fund as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement contains, on or after the effective date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.  The Subadviser agrees to review the Fund’s Prospectus and Statement of Additional Information on at least an annual basis in connection with the Trust’s annual update to its Registration Statement on Form N-1A to ensure that the description of the Fund’s investment policies and strategies followed by the Subadviser as described therein is consistent with the policies and strategies the Subadviser uses or intends to use.

10.           Other Representations and Agreements.

(i)           Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action.

(ii)           Each of the Subadviser and the Investment Adviser represents and warrants that it is an investment adviser duly registered with the Securities and Exchange Commission under the Advisers Act and a duly registered investment adviser in all jurisdictions in which it is required to be so registered, and will continue to be so registered for so long as this Agreement remains in effect.

(iii)           The Subadviser represents that it has adopted and implemented and shall maintain written policies and procedures with respect to its services pursuant to this Agreement that are reasonably designed to prevent violation of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act) and the Advisers Act and the rules thereunder as required by Rule 206(4)-7 under the Advisers Act.

(iv)           The Subadviser represents that it has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, which it has provided to the Trust.  The Subadviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information, whether concerning the Fund or otherwise, by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(v)           The Subadviser agrees to maintain for the term of this Agreement and provide evidence thereof to the Fund or the Investment Adviser a blanket bond and professional liability (error and omissions) insurance in an amount reasonably acceptable to the Investment Adviser and the Board.

(vi)           The Subadviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933, the Securities Exchange Act of 1934, the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable to the services provided by the Subadviser hereunder, as well as with respect to all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described in this Agreement and to the conduct of its business as a registered investment adviser.

(vii)           The Subadviser agrees to notify promptly the Investment Adviser and the Trust in writing of the occurrence of any event which could have a material impact on the performance of its duties under this Agreement, including but not limited to: (a) the occurrence of any event that could disqualify the Subadviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (b) any material change to the Subadviser’s business activities that could have a material impact on the performance of its duties under this Agreement; (c) any event that would constitute a change of control of the Subadviser; (d) any change in the portfolio manager or portfolio management team; (e) the existence of any pending or threatened audit, investigation, examination, complaint or other inquiry (other than routine audits or regulatory examinations or inspections) relating to the Subadviser’s services to the Fund; and (f) any material violation of the Subadviser’s code of ethics relating to the management of the Fund.

(viii)           Each of the parties to this Agreement agrees to cooperate with each other party to the extent permitted by applicable laws, regulations or orders in connection with any investigation or inquiry relating to this Agreement or the Trust.

(ix)           The Investment Adviser represents and warrants that it has received a copy of the Subadviser's Form ADV prior to the execution of this Agreement and has delivered a copy of the same to the Trust.

11.           Confidentiality of Portfolio Holdings Information.  The Subadviser may release portfolio holdings information with respect to the Fund only:  (i) with the prior written consent of the Trust’s Chief Compliance Officer; provided, however, that the Subadviser may, without such prior written consent, disclose portfolio holdings information to the Fund’s Investment Adviser, the Board, officers, custodian, fund accounting agent, principal underwriter, auditors and counsel (collectively, the “Fund’s Service Providers”) solely in connection with the performance of its advisory duties for the Fund, or if required or requested by any regulatory authority with jurisdiction, judicial or administrative process or otherwise by applicable law or regulation; and (ii) if the release of the portfolio holdings information is in conformity with the disclosure set forth in the Fund’s currently effective Registration Statement.

The Trust, the Fund, and the Investment Adviser will treat material non-public records or information pertaining to the Subadviser and its actions under this Agreement as confidential.  The Trust, the Fund and the Investment Adviser will not disclose such confidential records or confidential information unless the Subadviser has authorized such disclosure, or unless such disclosure is required by applicable federal or state law or regulations or by a court or regulatory or self-regulatory authority having requisite authority.

12.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, except to the extent in conflict with U.S. federal law, in which event U.S. federal law will control.

13.           Entire Agreement; Amendments.  This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof.  It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the Securities and Exchange Commission.

14.           Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

15.           Independent Contractor.   In the performance of the Subadviser's duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Fund or the Investment Adviser in any way or otherwise be deemed to be an agent of the Trust, the Fund or the Investment Adviser.

16.           Notices.  Any notice under this Agreement shall be delivered or mailed to the addresses set forth below, or such other address as any party may specify in writing to the others:

If to the Trust or Fund:

Sun Capital Advisers Trust
One Sun Life Executive Park
Wellesley, MA  02481
Attn:   President

If to the Investment Adviser:

Sun Capital Advisers LLC
One Sun Life Executive Park
Wellesley, MA  02481
Attn:  Chief Counsel

If to the Subadviser:

Massachusetts Financial Services Company
500 Boylston Street
Boston, MA  02116
Attn: General Counsel

If delivered, such notices shall be deemed given upon receipt by the other party or parties.  If mailed, such notices shall be deemed given seven (7) days after being mailed.

15.           Limitation of Liability.  It is understood and expressly stipulated that neither the holders of shares of the Fund nor the Trustees shall be personally liable hereunder.  All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund.

16.           Execution in Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

[Signatures omitted]

Exhibit G

Directors and Principal Officers of MFS

The following table provides the name and principal occupation of the directors and executive officers of MFS. The address of each of the directors and executive officers as it relates to that person’s position with MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Name	Principal Occupation*
Robert C. Pozen	Chairman Emeritus of the Board of Directors of MFS
Robert J. Manning	Director, Chief Executive Officer and Chairman of the Board of Directors of MFS
Thomas A. Bogart	Director of MFS; Executive Vice-President and General Counsel of Sun Life Financial, Inc.
Dean A. Connor	Director of MFS; Chief Operating Officer of Sun Life Financial, Inc.
Martin E. Beaulieu	Director, Vice Chairman and Head of Global Distribution of MFS
Robin A. Stelmach	Executive Vice President and Chief Operating Officer of MFS
Maria F. Dwyer	Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer of MFS
Mark N. Polebaum	Executive Vice President, General Counsel and Secretary of MFS
Amrit Kanwal	Executive Vice President and Chief Financial Officer of MFS
Michael W. Roberge	President, Chief Investment Officer and Director of Global Research of MFS
David A. Antonelli	Vice Chairman of MFS

*Aside from Messrs. Bogart and Connor, none of the principal executive officers and directors of MFS listed above have other principal employment other than their respective positions with MFS or positions with MFS affiliates.  Messrs. Bogart and Connor are senior executive officers of Sun Life Financial, Inc., the ultimate parent of MFS. Their principal occupations are reflected in the titles shown for them in the table above.

Table 1

As of February 14, 2011, each Fund had the number of shares outstanding set forth in the table below.

	Number of Shares Outstanding
Fund	Initial Class	Service Class	Total
SCSM Ibbotson Balanced Fund	145,877.052	123,401,330.590	123,547,207.642
SCSM Ibbotson Growth Fund	135,830.496	47,823,765.670	47,959,596.166
SCSM Ibbotson Conservative Fund	447,008.009	64,069,179.814	64,516,187.823
SCSM Ibbotson Tactical Opportunities Fund	46,437,680.431	N/A	46,437,680.431
SCSM AllianceBernstein International Value Fund	6,965,712.319	402,676.941	7,368,389.260
SCSM Columbia Small Cap Value Fund	4,453,617.920	1,146,209.836	5,599,827.756
SCSM Davis Venture Value Fund	12,782,569.895	21,966,350.728	34,748,920.623
SCSM Goldman Sachs Mid Cap Value Fund	25,920,132.831	3,193,452.948	29,113,585.779
SCSM Invesco Small Cap Growth Fund	1,904,765.153	1,065,839.100	2,970,604.253
SCSM Lord Abbett Growth & Income Fund	63,328,777.455	1,717,644.797	65,046,422.252
SCSM WMC Blue Chip Mid Cap Fund	8,871,373.023	2,711,633.139	11,583,006.162
SCSM WMC Large Cap Growth Fund	17,448,819.877	1,998,679.415	19,447,499.292
Sun Capital Investment Grade Bond Fund®	26,280,568.857	14,005,416.922	40,285,985.779
Sun Capital Money Market Fund®	66,042,695.010	108,942,028.490	174,984,723.500
SCSM BlackRock Inflation Protected Bond Fund	21,915,685.341	16,518,120.399	38,433,805.740
SCSM BlackRock Large Cap Index Fund	9,785,624.914	1,815,600.423	11,601,225.337
SCSM BlackRock Small Cap Index Fund	3,455,310.132	10,309,238.985	13,764,549.117
SCSM BlackRock International Index Fund	5,543,539.478	50,617.614	5,594,157.092
SCSM Goldman Sachs Short Duration Fund	97,989,841.491	14,991,368.535	112,981,210.026
SCSM PIMCO High Yield Fund	14,686,781.360	3,297,577.219	17,984,358.579
SCSM PIMCO Total Return Fund	24,138,493.543	43,101,347.768	67,239,841.311
Sun Capital Global Real Estate Fund	9,987,061.878	11,204,711.208	21,191,773.086
Totals	468,667,766.465	493,732,790.541	962,400,557.006

Table 2

As of December 31, 2010, 100% of the outstanding voting securities of the funds were owned either by a separate account of Sun Life U.S. or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”), by the general account of Sun Life Assurance Company of Canada (“SLOC”) or by one of the trust’s three fund of funds: Ibbotson Balanced Fund, Ibbotson Growth Fund or Ibbotson Conservative Fund. The percentages owned by each owner are set forth in the table below.

Fund	Number of Shares as a Percentage of the Fund’s Total Outstanding Shares
	Sun Life (U.S.)	Sun Life (N.Y.)	SLOC	SC Ibbotson Balanced Fund	SC Ibbotson Growth Fund	SC Ibbotson Conservative Fund
SC Ibbotson Balanced Fund	93.94%	6.06%	0.00%	N/A	N/A	N/A
SC Ibbotson Growth Fund	92.91%	7.09%	0.00%	N/A	N/A	N/A
SC Ibbotson Conservative Fund	93.66%	6.34%	0.00%	N/A	N/A	N/A
SC Ibbotson Tactical Opportunities Fund	N/A	N/A	N/A	60.87%	24.33%	14.80%
SC AllianceBernstein International Value Fund	6.18%	0.21%	0.00%	48.95%	23.77%	20.89%
SC Columbia Small Cap Value Fund	19.62%	1.22%	0.00%	42.10%	18.66%	18.40%
SC Davis Venture Value Fund	63.76%	4.91%	0.00%	15.17%	11.32%	4.84%
SC Goldman Sachs Mid Cap Value Fund	50.49%	3.16%	0.00%	23.99%	11.03%	11.33%
SC Invesco Small Cap Fund	33.78%	2.55%	0.00%	45.03%	18.64%	0.00%
SC Lord Abbett Growth & Income Fund	80.96%	5.81%	0.00%	5.96%	4.41%	2.86%
SC WMC Blue Chip Mid Cap Fund	47.31%	1.63%	0.00%	25.62%	12.49%	12.95%
SC WMC Large Cap Growth Fund	24.17%	2.30%	0.00%	35.31%	22.10%	16.12%
Sun Capital Investment Grade Bond Fund	39.52%	2.56%	0.00%	28.58%	7.03%	22.31%
Sun Capital Money Market Fund	96.80%	3.20%	0.00%	0.00%	0.00%	0.00%
SC BlackRock Inflation Protected Bond Fund	40.25%	3.30%	0.00%	26.43%	5.82%	24.20%
SC BlackRock Large Cap Index Fund	15.97%	0.94%	0.00%	40.61%	21.84%	20.64%
SC BlackRock Small Cap Index Fund	90.31%	4.93%	0.00%	0.00%	4.76%	0.00%
SC BlackRock International Index Fund	0.45%	0.02%	0.44%	50.73%	30.86%	17.50%
SC Goldman Sachs Short Duration Fund	66.73%	5.42%	0.00%	14.45%	1.01%	12.39%
SC PIMCO High Yield Fund	42.96%	1.33%	0.00%	34.16%	0.00%	21.55%
SC PIMCO Total Return Fund	59.32%	5.52%	0.00%	17.85%	6.43%	10.88%
Sun Capital Global Real Estate Fund	67.60%	4.13%	0.00%	18.54%	9.73%	0.00%

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

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SUN CAPITAL ADVISERS TRUST

PROXY FOR THE SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2011

The undersigned hereby appoints Diana R. Gonzalez, Lena Metelitsa and Maura A. Murphy and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meetings of Shareholders of Sun Capital Advisers Trust, on April 20, 2011, at 10:00 a.m. E.T. at One Sun Life Executive Park, Wellesley, Massachusetts 02481, and any adjournment thereof, all the shares of the Funds which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

VOTE VIA THE TELEPHONE:  x-xxx-xxx-xxxx

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Note: Please sign exactly as your name appears on this proxy.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, sign in the partnership name.

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Date                                                                             SCA_22387_021711

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[FUND NAME]

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The Board of Trustees recommends a vote FOR the proposals.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

1.	To elect the Trust’s Board of Trustees:

                                                  FOR         WITHHOLD      FOR ALL
                                                    ALL                ALL             EXCEPT
01.  Michael P. Castellano                     02.  Dawn-Marie Driscoll                     03.  William N. Searcy, Jr.     ☐  ☐ ☐
04.  Carol A. Kosel                                05.  Keith R. Fox                                   06.  Scott M. Davis
        07.  John T. Donnelly

To withhold your vote for any nominee(s), mark the “For All Except” box and write the nominee’s number on the line provided below.

2.	To approve a subadvisory agreement for the Sun Capital Global Real Estate Fund (the “Global Real Estate Fund”) (Only shareholders of the Global Real Estate Fund are entitled to vote on this proposal)

                                                                          FOR     AGAINST    ABSTAIN
Sun Capital Global Real Estate Fund      ☐ ☐☐

3.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

SCA_22387_021711

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call x-xxx-xxx-xxxx
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD    SUN CAPITAL ADVISERS TRUST      VOTING INSTRUCTION CARD

PROXY FOR THE SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2011

[INSURANCE COMPANY NAME DROP-IN]
The undersigned hereby appoints Diana R. Gonzalez, Lena Metelitsa and Maura A. Murphy and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meetings of Shareholders of Sun Capital Advisers Trust, on April 20, 2011, at 10:00 a.m. E.T. at One Sun Life Executive Park, Wellesley, Massachusetts 02481, and any adjournment thereof, all the shares of the Funds which the undersigned would be entitled to vote if personally present. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS.  If you fail to return this Voting Instruction Card or return it unsigned, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Funds actually received from contract owners in the Separate Account.

VOTE VIA THE TELEPHONE:  x-xxx-xxx-xxxx

VOTE VIA THE INTERNET:  www.proxy-direct.com

Note: Please sign exactly as your name appears on this voting instruction card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, sign in the partnership name.

Signature(s)

Title(s), if applicable

Date                                                                         SCA_22387VI_021711

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 20, 2011.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/sca22387

[FUND NAME]

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the proposals.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

1.     To elect the Trust’s Board of Trustees:

                                                  FOR         WITHHOLD      FOR ALL
                                                    ALL                ALL             EXCEPT
01.  Michael P. Castellano                     02.  Dawn-Marie Driscoll                     03.  William N. Searcy, Jr.     ☐  ☐ ☐
04.  Carol A. Kosel                                05.  Keith R. Fox                                   06.  Scott M. Davis
        07.  John T. Donnelly

To withhold your vote for any nominee(s), mark the “For All Except” box and write the nominee’s number on the line provided below.

2.    To approve a subadvisory agreement for the Sun Capital Global Real Estate Fund (the “Global Real Estate Fund”) (Only shareholders of the Global Real Estate Fund are entitled to vote on this proposal)

                                                                          FOR     AGAINST    ABSTAIN
Sun Capital Global Real Estate Fund      ☐ ☐☐

3.     To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

SCA_22387VI_021711

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call x-xxx-xxx-xxxx
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope

Please detach at perforation before mailing.

SUN CAPITAL ADVISERS TRUST

PROXY FOR THE SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2011

[Insurance Company]

I hereby instruct the above referenced insurance company to vote, as indicated on the back of this form, the shares of the above-referenced Fund (the “Fund”) of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meetings of Shareholders of the Fund to be held on April 20, 2011, at 10:00 a.m. (E.T.) at One Sun Life Executive Park, Wellesley, Massachusetts 02481 and any adjournments thereof (the “Special Meetings”).

The insurance company will follow voting instructions provided on a properly executed voting instruction form.  If you sign without otherwise indicating a vote on a Proposal, the insurance company will vote “FOR” such Proposal.  As to any other matter that may properly come before the Special Meetings, this voting instruction card grants discretionary power to the insurance company to vote upon such other matter in accordance with its judgment.  The undersigned hereby acknowledges receipt of the Notice of Special Meetings and the Proxy Statement.

VOTE VIA THE TELEPHONE:  x-xxx-xxx-xxxx

VOTE VIA THE INTERNET:  www.proxy-direct.com

Note: Please sign exactly as your name appears on this proxy.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, sign in the partnership name.

Signature(s)

Title(s), if applicable

Date                                                                             SCA_22387_021711

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.
EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 20, 2011.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/sca22387

[FUND NAME]

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the proposals.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

4.	To elect the Trust’s Board of Trustees:

                                                            FOR         WITHHOLD      FOR ALL
                                                    ALL                ALL             EXCEPT
01.  Michael P. Castellano                     02.  Dawn-Marie Driscoll                     03.  William N. Searcy, Jr.     ☐  ☐ ☐
04.  Carol A. Kosel                                05.  Keith R. Fox                                   06.  Scott M. Davis
        07.  John T. Donnelly

To withhold your vote for any nominee(s), mark the “For All Except” box and write the nominee’s number on the line provided below.

5.	To approve a subadvisory agreement for the Sun Capital Global Real Estate Fund (the “Global Real Estate Fund”) (Only shareholders of the Global Real Estate Fund are entitled to vote on this proposal)

                                                                          FOR     AGAINST    ABSTAIN
Sun Capital Global Real Estate Fund      ☐ ☐☐

6.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

SCA_22387_021711